The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.9

Final Form

STOCKHOLDERS AGREEMENT

BY AND AMONG

HCIT HOLDINGS, INC.,

CHANGE HEALTHCARE LLC,

MCKESSON CORPORATION,

AND

THE SPONSORS, OTHER INVESTORS AND MANAGERS NAMED HEREIN

DATED AS OF MARCH 1, 2017

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ii

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

THIS STOCKHOLDERS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of March 1, 2017, is made by and among:

(i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P., and each of their Permitted Transferees that is or becomes a Stockholder hereunder (collectively, “Blackstone”);

(ii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P., and each of their Permitted Transferees that is or becomes a Stockholder hereunder (collectively, “H&F”);

(iii) McKesson Corporation, a Delaware corporation (“MCK”);

(iv) HCIT Holdings, Inc., a Delaware corporation (“Echo”);

(v) Change Healthcare LLC (f/k/a PF2 NewCo LLC), a Delaware limited liability company (the “Company”), Change Healthcare Intermediate Holdings, LLC (f/k/a PF2 NewCo Intermediate Holdings, LLC), a Delaware limited liability company (“Change Intermediate”), Change Healthcare Holdings, LLC (f/k/a PF2 NewCo Holdings, LLC), a Delaware limited liability company (“Change Holdings”), Change Healthcare Holdings, Inc., a Delaware corporation, Change Healthcare Operations, LLC, a Delaware limited liability company, Change Healthcare Solutions, LLC, a Delaware limited liability company, Change Healthcare Finance, Inc., a Delaware corporation, McKesson Technologies LLC, a Delaware limited liability company and PST Services LLC, a Georgia limited liability company (collectively, the “Company Parties”);

(vi) each other Person who from time to time becomes party hereto by executing a counterpart signature page hereof in the form of Exhibit A hereto or such other form as may be designated by the Board of Directors (as defined below) and, at such time is designated by the Board of Directors as one of the “Other Investors” (the “Other Investors”); and

(vii) such other Persons who from time to time become party hereto by executing a counterpart signature page hereof in the form of Exhibit A hereto or such other form as may be designated by the Board of Directors and, at such time (i) are designated by the Board of Directors as “Managers” and (ii) provide services to Echo, the Company or their respective Subsidiaries (together with their Permitted Transferees, the “Managers” and together with the Sponsors and the Other Investors, the “Stockholders”).

RECITALS

WHEREAS, the Stockholders hold in the aggregate one hundred percent (100%) of the issued and outstanding shares of capital stock of Echo as of the date hereof;

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

WHEREAS, Echo acquired equity interests in the Company pursuant to the Contribution Agreement (as defined below) and is a party to and has obligations to the Company under the LLC Agreement (as defined below);

WHEREAS, MCK acquired an indirect interest in the equity interests in the Company pursuant to the Contribution Agreement, and certain subsidiaries of MCK are parties to and have obligations to the Company under the LLC Agreement and have an interest in certain aspects of Echo; and

WHEREAS, the parties hereto desire to provide for the governance and management of Echo and, indirectly, the Company and to set forth the respective rights and obligations of the Stockholders (and, where applicable, the Company and MCK) generally.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition and the definition of “Subsidiary”, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise) and (b) with respect to any natural Person, any Member of the Immediate Family of such natural Person; provided, that for purposes of this Agreement (i) no Stockholder or such Stockholder’s Affiliates (other than Echo, the Company and their Subsidiaries) shall be deemed an Affiliate of Echo, the Company or any of its Subsidiaries, (ii) except for purposes of Section 3.2, no Sponsor shall be considered an Affiliate of any of its portfolio companies nor shall any portfolio company of a Sponsor be considered to be an Affiliate of such Sponsor, (iii) Echo, the Stockholders (including the Sponsors), the Company and their respective Affiliates, on the one hand, shall not be deemed to be Affiliates of MCK and its Affiliates, on the other hand, and (iv) for the avoidance of doubt, the Company shall not be deemed to be an Affiliate of any Sponsor.

“Affiliated Officer” means an officer or other key employee of Echo, the Company or any of their respective Subsidiaries affiliated with any Sponsor other than solely as a result of being an officer of Echo, the Company or any of their respective Subsidiaries.

“Affiliated PE Funds” means, with respect to any Sponsor, any (a) co-investment vehicle or other special purpose vehicle formed to indirectly transfer the economic, dispositive or other direct or indirect ownership interest in such Sponsor’s Echo Shares (or indirect interest in Units of, or other Equity Interests in, the Company) or otherwise circumvent the provisions of this

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence

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Agreement or (b) any successor private equity investment fund of such Sponsor that makes investments in multiple portfolio companies (together with any alternative investment vehicles related to that private equity investment fund that is Affiliated with such Sponsor, or for which such Sponsor or its Affiliates serve as the general partner, manager or advisor).

“Agreement” has the meaning set forth in the preamble.

“Articles” means the certificate of incorporation and by-laws of Echo.

“Blackstone” has the meaning set forth in the preamble.

“Board of Directors” means the board of directors of Echo.

“Board of Managers” means the board of directors of the Company.

“Breaching Stockholder” has the meaning set for in Section 7.14(b).

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Cause” with respect to any holder of Management Shares, (a) has the meaning, if any, set forth in the employment agreement then in effect, if any, between the holder to whom such Management Shares were originally issued and Echo, the Company or their respective Subsidiaries or (b) if there is no such meaning in such employment agreement or there is no such employment agreement then in effect, has the meaning set forth in an Approved Echo Plan.

“Class X Stock” means the Class X Stock, par value $0.001 per share, of Echo.

“Class X Termination Time” has the meaning set for in Section 2.4(e).

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Common Stock” means the Common Stock of Echo, par value $0.001 per share, including any shares of common stock of Echo issued or issuable with respect to such common stock by way of a stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

“Company” has the meaning set forth in the preamble.

“Company Drag-Along Sale” means a Drag-Along Sale under Section 9.03 of the LLC Agreement.

“Company Sale” means (a) any acquisition, merger or consolidation of Echo with or into any other entity, any Transfer of Echo Shares or any other similar transaction, whether in a single transaction or series of related transactions, in which (i) the Sponsors (or their Affiliates or Permitted Transferees) immediately prior to such transaction in the aggregate cease to own more

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence

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than fifty percent (50%) of the general voting power of the entity surviving or resulting from such transaction (or its stockholders) or (ii) any Person or Group (other than any of the Sponsors or their respective Permitted Transferees or Affiliates) becomes the beneficial owner (within the meaning of Rule 13d-5 of the Exchange Act) directly or indirectly of more than fifty percent (50%) of the general voting power of the entity surviving or resulting from such transaction (or its equity holders); provided, however, that, in the case of clauses (i) and (ii) above, in determining whether a Company Sale of Echo has occurred, Transfers to any Permitted Transferee shall not be taken into account; (b) the sale or Transfer by Echo of all or substantially all of its assets, including its Units in the Company, to any Person or Group (other than any of the Sponsors or their respective Permitted Transferees); or (c) a Company Sale of the Company under the LLC Agreement.

“Compete” means, with respect to a Manager, the breach by such Manager of any non-competition or non-solicitation covenant or a material breach of any confidentiality, non-disclosure or other similar covenant made by such Manager in favor of Echo, the Company or any of their respective Subsidiaries, and “Competes”, “Competed” and “Competition” will each have a correlative meaning.

“Contribution Agreement” means that certain Agreement of Contribution and Sale, dated as of June 28, 2016 among Echo, Change Intermediate, Change Holdings, MCK, the Company, Echo Holdco, Blackstone, H&F and the other equityholders of Echo Holdco set forth therein.

“Convertible Securities” means any securities (other than Options or Warrants) that are convertible into or exercisable or exchangeable for Common Stock.

“Disability” with respect to any holder of Management Shares, (a) has the meaning, if any, set forth in the employment agreement then in effect, if any, between the holder to whom such Management Shares were originally issued and Echo, the Company or their respective Subsidiaries or (b) if there is no such meaning in such employment agreement or there is no such employment agreement then in effect, has the meaning set forth in an Approved Echo Plan.

“Drag-Along Buyer” has the meaning set forth in Section 4.2(a).

“Drag-Along Notice” has the meaning set forth in Section 4.2(a).

“Drag-Along Sale” has the meaning set forth in Section 4.2(a).

“Echo” has the meaning set forth in the preamble.

“Echo Holdco” means Change Healthcare, Inc., a Delaware corporation.

“Echo Shares” means all Sponsor Shares, Other Investor Shares and Management Shares, but excluding the Class X Stock.

“Equity Interests” means, with respect to any Person (a) any capital stock, partnership interests, limited liability company interests, units or any other type of Equity Interest, or other indicia of equity ownership (including profits interests), including, in the case of Echo, the Common Stock (collectively, “Interests”), (b) any security convertible into or exercisable or exchangeable for, with or without consideration, any Interests (including any option to purchase

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence

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such convertible security), (c) any security carrying any warrant or right to subscribe to or purchase any security described in clause (a) or clause (b), (d) any such warrant or right or (e) any security issued in exchange for, upon conversion of or with respect to any of the foregoing securities, of such Person.

“Equivalent Shares” means, at any date of determination, (a) as to any outstanding shares of Common Stock, such number of shares of Common Stock and (b) as to any outstanding Options, Warrants or Convertible Securities which are convertible, exercisable or exchangeable into Common Stock, the maximum number of shares of Common Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Fair Market Value” means, as of any date, as to any share of Common Stock or other Equity Interests of any Person, the fair value of such share or other Equity Interest as of the applicable reference date which valuation shall, for the avoidance of doubt, exclude any illiquidity or lack of marketability discounts, controlling stockholder discounts, minority discounts and/or similar discounts, (i) determined as provided under Section 4.2(b) or Section 4.3 to the extent applicable or (ii) otherwise determined in good faith by the Board of Directors.

“Good Reason” with respect to any holder of Management Shares, has the meaning, if any, set forth in the employment agreement then in effect, if any, between the holder to whom such Management Shares were originally issued and Echo, the Company or their respective Subsidiaries; provided, that if there is no such meaning in such employment agreement or there is no such employment agreement then in effect, has the meaning set forth in an Approved Echo Plan.

“Government Official” means any public or elected official, officer or employee (regardless of rank), or other Person acting on behalf of a Governmental Authority.

“Governmental Authority” means any national, federal, regional, municipal or foreign government; international authority (including, in each case, any central bank or fiscal, Tax or monetary authority); governmental agency, authority, division, department; the government of any prefecture, state, province, country, municipality or other political subdivision thereof; and any governmental body, agency, authority, division, department, board or commission, or any instrumentality or officer acting in an official capacity of any of the foregoing, including any court, arbitral tribunal or committee exercising any executive, legislative, judicial, regulatory or administrative functions of government.

“Group” has the meaning set forth in Section 13(d)(3) and Rule 13d-5 of the Exchange Act.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“HSR Waiting Period” means the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Immediate Family” means, with respect to any individual, each spouse or child or other descendants of such individual, each trust created solely for the benefit of one or more of the aforementioned Persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

“Independence Requirements” means the requirements for independence prescribed by each of The New York Stock Exchange, the NASDAQ Stock Market and the SEC that is required of a director to serve on the audit committee of a public issuer, whether such requirement is pursuant to Rule 5605 of the NASDAQ Listing Rules, Section 303A.01 of the NYSE Listed Company Manual, Rule 10A-3(b)(1) under the Exchange Act, or otherwise (and in each case, under any other successor rule).

“LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 1, 2017, as the same may be amended from time to time.

“Majority Blackstone Investors” means, as of any date, the holders of a Majority in Interest of the Echo Shares held by Blackstone.

“Majority H&F Investors” means, as of any date, the holders of a Majority in Interest of the Echo Shares held by H&F.

“Majority in Interest” means, with respect to (a) Sponsor Shares, a majority of such Sponsors Shares; (b) Other Investor Shares, a majority of such Other Investor Shares and (c) with respect to Management Shares, a majority of such Management Shares.

“Managers” has the meaning set forth in the preamble.

“Management Shares” means (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, a Manager, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to a Manager (treating such Options, Warrants and Convertible Securities as a number of shares of Common Stock equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement, except (i) for purposes of Article V and (ii) as otherwise specifically set forth herein).

“MCK” has the meaning set forth in the preamble.

“MCK Trigger Date” means the date of the earliest to occur of (i) the consummation of a Qualified MCK Exit, (ii) the expiration or termination of an MCK Exit Window and (iii) the expiration, prior to the consummation of a Qualified IPO, of the IPO Preference Period.

“Merger” has the meaning set forth in Section 2.4(b).

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Merger Agreement” has the meaning set forth in Section 2.4(b).

“Necessary Action” means, (a) with respect to a specified result of Echo, all actions (to the extent such actions are permitted by law) necessary to cause such specified result, including (i) voting or providing a written consent or proxy (provided, that H&F shall not be required to provide a proxy other than for purposes of Section 3.4(b)(ii)) with respect to a Stockholder’s Echo Shares whether at any annual or special meeting, by written consent or otherwise, (ii) causing the adoption of shareholders’ resolutions and amendments to the Articles, (iii) causing members of the Board of Directors (to the extent such members were nominated or designated by the Person obligated to undertake the Necessary Action, and subject to any fiduciary duties that such members may have as directors of Echo) to act in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments necessary to achieve such specified result, and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such specified result; or (b) with respect to a specified result of the Company, all actions (to the extent such actions are permitted by law) necessary to cause such specified result, including (i) voting or providing a written consent or proxy (provided, that H&F shall not be required to provide a proxy other than for purposes of Section 3.4(b)(ii)) with respect to Echo’s direct or indirect Equity Interests in the Company whether at any annual or special meeting, by written consent or otherwise, (ii) causing the adoption of member resolutions and amendments to the LLC Agreement, (iii) causing members of the Board of Managers (to the extent such members were nominated or designated by the Person obligated to undertake the Necessary Action) to act in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments necessary to achieve such specified result, and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such specified result.

“New Issuance” has the meaning set forth in Section 5.1(b).

“Newly Issued Securities” has the meaning set forth in Section 5.1(b).

“Options” means any options to subscribe for, purchase or otherwise acquire shares of Common Stock.

“Other Investor” has the meaning set forth in the preamble.

“Other Investor Shares” means (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, an Other Investor, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to an Other Investor (treating such Options, Warrants and Convertible Securities as a number of shares of Common Stock equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

“Ownership Interest” means the percentage of the outstanding shares of Common Stock owned by a Person on a fully diluted basis.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Permitted Transferee” has the meaning ascribed to it in the LLC Agreement; provided, that Blackstone’s Affiliated PE Funds shall not be considered Permitted Transferees of Blackstone (x) for purposes of clause (1) of Section 4.3(a) and (y) solely for purposes of such Section 4.3, for purposes of the definition of Company Sale.

“Person” means an individual, partnership, limited liability company, corporation, company, trust, association, estate, unincorporated organization or a government or any agency or political subdivision thereof.

“Preemptive Rights Notice” has the meaning set forth in Section 5.1(b).

“Pro Rata Portion” means: (a) for purposes of any Drag-Along Sale under Section 4.2 of this Agreement, a number of Echo Shares determined by multiplying (i) the number of Echo Shares proposed to be Transferred by (ii) a fraction, the numerator of which is the number of Units of the Company such Stockholder holds, directly or indirectly (through ownership of Echo Shares or otherwise), and the denominator of which is the aggregate number of Units in the Company held by all Stockholders, directly or indirectly (through ownership of Echo Shares or otherwise); (b) for purposes of any Proposed Transfer under Section 4.3, a number of Echo Shares determined by multiplying (i) the number Units directly or indirectly held by H&F by (ii) a fraction, the numerator of which is the number of Units of the Company proposed to be directly or indirectly (through ownership of Echo Shares or otherwise) Transferred by Blackstone in connection with any Proposed Transfer and the denominator of which is the aggregate number of Echo Shares and (without duplication) Units directly or indirectly (through ownership of Echo Shares or otherwise) held by Blackstone; and (c) for purposes of Section 5.1 (with respect to “preemptive rights”), a number of Newly Issued Securities determined by multiplying (i) the number of Newly Issued Securities that Echo proposes to issue on the relevant issuance date by (ii) a fraction, the numerator of which is the number of Echo Shares held by the relevant Stockholder entitled to participate in the applicable New Issuance who has elected to participate in such New Issuance and the denominator of which is the aggregate number of Echo Shares held by all Stockholders entitled to participate in the applicable New Issuance who have elected to participate in such New Issuance, in each case as of immediately prior to giving effect to such New Issuance.

“Proposed Transfer” has the meaning set forth in Section 4.3(a).

“Proposed Transferee” has the meaning set forth in Section 4.3(a).

“Purchased Management Shares” means, with respect to a Manager (or a Person to whom any Echo Shares were originally issued at the request of such Manager) or a direct or indirect Permitted Transferee of a Manager (or any such Person to whom any Echo Shares were originally issued at the request of such Manager), all of the Echo Shares which are not Options, Warrants or Convertible Securities held by such Manager, Person or Permitted Transferee, if applicable.

“Qualified IPO” has the meaning ascribed to it in the LLC Agreement.

“Qualified MCK Exit” has the meaning ascribed to it in the LLC Agreement.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of March 1, 2017 among Echo, the MCK Members (as defined therein), the Company Parties, Blackstone and H&F.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Restricted Person” means any individual who is (i) under investigation or the subject of an inquiry by a Governmental Authority relating to, has been convicted of (including as a result of the entry of a guilty plea, a consent judgment or a plea of nolo contendere), or has been charged civilly with, in each case, a violation of any anti-corruption laws; (ii) a Government Official or close family member of a Government Official; or (iii) subject to (or has been subject to) sanctions by a self-regulatory organization.

“SEC” means the United States Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Sponsor” means each of Blackstone and H&F.

“Sponsor Director” means any director designated by any Sponsor.

“Sponsor Shares” means (a) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, a Sponsor, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities originally granted or issued to a Sponsor (treating such Options, Warrants and Convertible Securities as a number of shares of Common Stock equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

“Stockholder” has the meaning set forth in the preamble.

“Subsidiary” means, with respect to any specified Person, any other Person (a) a majority of whose Equity Interests (whether by voting power or by economic interest) are at the time directly or indirectly owned by such specified Person, (b) who is controlled by such specified Person or whose Equity Interests having by their terms the power to elect a majority of the board of directors or other Persons performing similar functions are owned or controlled, directly or indirectly, by such specified Person and/or one or more Subsidiaries of such specified Person, or (c) whose business and policies such specified Person and/or one or more Subsidiaries of such specified Person have the power to direct; provided, that the term Subsidiary, when used with respect to MCK, any Echo Stockholder or any of its Affiliates, shall not include the Company or any of its Subsidiaries.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Tag-Along Notice” has the meaning set forth in Section 4.3(b).

“Transaction Documents” has the meaning ascribed to it in the Contribution Agreement.

“Transfer” means, with respect to any Equity Interest, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of such Equity Interest, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law; and “Transferred”, “Transferee” and “Transferability” shall each have a correlative meaning.

“VCOC Stockholder” has the meaning set forth in Section 3.3(a).

“Warrants” means any warrants to subscribe for, purchase or otherwise directly acquire shares of Common Stock.

Section 1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(a) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(b) The term “including” is not limiting and means “including without limitation.”

(c) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(d) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

(e) Any capitalized terms used in this Agreement but not otherwise defined herein shall have the meaning as defined in the LLC Agreement.

(f) Where this Agreement refers to the number of Units of the Company directly or indirectly owned or held by a Stockholder, such Stockholder shall be deemed to own or hold a number of Units indirectly through its ownership of Echo Shares as determined by reference to the Echo Ratio.

(g) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ARTICLE II

REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 2.1 Representations and Warranties of the Parties. Each of the parties to this Agreement hereby represents and warrants (on a several basis, solely as to itself) to each other party to this Agreement that as of the date such party executes this Agreement:

(a) Existence; Authority; Enforceability. Such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. In the case of parties who are not natural Persons, such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms.

(b) Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its, his or her obligations hereunder does not and will not: (a) in the case of parties who are not natural Persons, violate, conflict with, or result in the breach of any provision of the constitutive governing documents of such party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any material contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected; or (c) violate any material law applicable to such party.

(c) Consents. Other than any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein.

Section 2.2 Representations and Warranties of Echo. Echo represents and warrants to each of the Stockholders, the Company and MCK as follows:

(a) as of the date hereof and after giving effect to the transactions contemplated by the Contribution Agreement, the authorized capital stock of Echo consists of (i)(x) 2,000,0001 shares of Common Stock, of which 597,139.25 shares were issued and outstanding immediately following the consummation of the transactions contemplated by the Contribution Agreement, all of which are owned by the Stockholders party hereto, and (y) one (1) share of Class X Stock, which has not been issued, and (ii) no other Equity Interests of Echo are authorized, issued or outstanding, other than those authorized, issued or outstanding under an Approved Echo Plan;

(b) Echo will, directly or indirectly, hold at least the Echo Minimum Ownership immediately following the consummation of the transactions contemplated by the Contribution Agreement; and

(c) Echo is a newly formed holding company formed for the purpose of the transactions contemplated by this Agreement, the LLC Agreement and the Contribution Agreement and is not currently an obligor or guarantor under, or otherwise subject to, any indebtedness, has conducted no operations and does not own any assets other than Units in the Company, in each case, other than as contemplated by the Transaction Documents.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 2.3 Representations and Warranties of the Stockholders. Each of the Stockholders hereby represents and warrants (on a several basis, solely as to itself) to Echo that (i) each of the representations and warranties made by Echo specifically relating to such Stockholders contained in Sections 4.01(a)(ii), (b), (c), (d), (e)(i), (v), and (y) of the Contribution Agreement (the “Echo Shareholder Reps”) were true and correct as of the date thereof and (ii) each of the Echo Shareholder Reps are true and correct in all material respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true and correct in all material respects only as of such time).

Section 2.4 Covenants of the Stockholders.

(a) Minimum Ownership. Notwithstanding anything to the contrary herein or in the LLC Agreement, each of the Stockholders and Echo covenant and agree, for the benefit of the Company and MCK, that no Transfers under this Agreement or the LLC Agreement or otherwise of Units of the Company or Echo Shares or other Equity Interests in the Company or Echo (or any beneficial interest of any of the foregoing therein) by Echo or the Stockholders shall be permitted if (i) prior to the MCK Trigger Date, such Transfer would result in the Stockholders (and their Permitted Transferees) party hereto holding, directly or indirectly, less than 50.1% of any class and/or series of voting securities (other than the Class X Stock) of Echo on a fully diluted basis (taking into account all Equity Interests of Echo convertible or exercisable into or exchangeable for Echo Shares, including Options, Warrants and Convertible Securities) or (ii) prior to the earlier to occur of (x) the consummation of a Qualified MCK Exit or (y) the third (3rd) anniversary of Closing, the Membership Percentage of Echo would fall to less than 17.5% (calculated on a fully-diluted basis taking into account any Units issuable upon (including pursuant to Section 3.03 of the LLC Agreement) the conversion, exercise, exchange, settlement or vesting of Echo Shares or other Equity Securities of Echo and, without duplication, any Equity Securities of the Company, Echo or any of their Subsidiaries authorized for issuance under any Approved Plan).

(b) Class X Stock. Following a Qualified IPO, and prior to the MCK Trigger Date, in the event Echo breaches the terms of, or otherwise fails to take any action then required to be taken pursuant to the terms of, the Agreement and Plan of Merger, between Echo and MCK dated December 20, 2016, as amended, replaced or supplemented from time to time (the “Merger Agreement,” and/or the merger contemplated by the Merger Agreement and/or the LLC Agreement, the “Merger”), including for the avoidance of doubt, the failure to obtain any necessary approval of the Board of Directors or Stockholders of Echo required in connection with the Merger, then following the delivery to Echo by MCK of a written notice of such breach or failure, the Sponsors and the Stockholders shall take all Necessary Action to promptly issue to MCK (or one of its designated Affiliates) one (1) share of Class X Stock for the legal minimum consideration for such share which, when issued in accordance with the terms hereof, shall be duly authorized and validly issued, fully paid and non-assessable, and have the rights set forth in the Articles.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c) Authorized Capital Stock; Reservation of Shares. Echo shall at all times cause a number of authorized shares of Common Stock to be authorized and held in reserve as will be sufficient to comply with any and all requests for exchange of Units for Common Stock that may be made pursuant to the LLC Agreement or the Registration Rights Agreement. At all times prior to the MCK Trigger Date, Echo shall, and the Sponsors and Stockholders shall take all Necessary Action in connection therewith, to ensure that Echo maintains one (1) share of Class X Stock authorized and reserved for issuance to MCK (or one of its designated Affiliates) pursuant to Section 2.4(b) hereof, and no other shares of Class X Stock shall be authorized or issued to any other Person other than MCK (or such designated Affiliate).

(d) Articles; Merger; Other Actions. Prior to the MCK Trigger Date, Echo shall not allow to occur any of the following actions without the prior approval of MCK: (x) any amendment, alteration or repeal, or the adoption of any provision inconsistent with Article IV of Echo’s certificate of incorporation (including without limitation any amendment, alteration, repeal or adoption effected by merger or otherwise) or that would otherwise adversely affect MCK (or its equityholders); or (y) any action (including the adoption of any stockholder rights plan, poison pill or similar document) that could materially prevent, impede, hinder or delay the Merger or any Special Matter (as defined in the Articles) approved by the Class X Director or on which the Class X Director would have the authority to vote assuming the Class X Stock was outstanding.

(e) Redemption. Upon the earliest to occur of (x) the consummation of the Merger or (z) the expiration of the MCK Exit Window (as defined in the LLC Agreement (as defined below)) (such time, the “Class X Termination Time”), the share of Class X Stock, if outstanding, shall be automatically redeemed for a cash amount equal to $1.00, but only to the extent redemption is permitted by applicable law. Upon such redemption the share of Class X Stock shall be automatically retired and cancelled and may not be reissued.

Section 2.5 Termination of Covenants. Each of the covenants set forth in Section 2.4 (other than the first sentence of Section 2.4(c)) shall terminate upon the MCK Trigger Date; provided, however, that clause (ii) of Section 2.4(a) shall survive until the earlier to occur of (x) the consummation of a Qualified MCK Exit or (y) the third (3rd) anniversary of Closing.

ARTICLE III

GOVERNANCE

Section 3.1 Board Composition.

(a) Pre-IPO Board of Directors. Prior to the applicability of Section 3.1(b) below, the Stockholders and Echo shall take all Necessary Action to cause the Board of Directors to be comprised of three (3) directors, whom shall be designated by Majority Blackstone Investors; provided, that at the election of the Majority Blackstone Investors, the size of the Board of Directors may be increased to five (5) directors to accommodate the election of independent directors to be selected by Majority Blackstone Investors. The initial directors of the Board of Directors of Echo shall be Neil Simpkins, Justin Sunshine and Nick Kuhar.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b) Post-IPO Board of Directors. Effective immediately prior to a Qualified IPO and in connection with the consummation of a Qualified IPO, the Stockholders and Echo shall take all Necessary Action to cause the Board of Directors to be comprised of such directors as Majority Blackstone Investors shall designate; provided, that (i) such Board of Directors shall meet any and all applicable Independence Requirements and the other rules and regulations of the SEC and any applicable stock exchange and (ii) such designees shall only be appointed to the Board of Directors to serve for terms of no more than one (1) year. Following such Qualified IPO and prior to consummation of a Qualified MCK Exit, for so long as Blackstone (together with its Permitted Transferees and Affiliates) continues to hold fifty percent (50%) or more of the aggregate number of shares of Common Stock, the Majority Blackstone Investors shall be entitled to nominate to the Board of Directors a number of directors equal to a majority of the total members of the Board of Directors. Following a Qualified MCK Exit, for so long as Blackstone (together with its Permitted Transferees and Affiliates) continues to hold fifty percent (50%) or more of the aggregate number of shares of Common Stock issued to Blackstone on the date hereof (as appropriately adjusted for any stock split, stock dividend, combination, recapitalization or the like), the Majority Blackstone Investors shall be entitled to nominate to the Board of Directors a number of directors equal to a majority of the total members of the Board of Directors minus one director.

(c) The composition of the Board of Directors shall be subject to applicable listing requirements, including, as applicable, NASDAQ Listing Rules, Section 303A.01 of the NYSE Listed Company Manual, Rule 10A-3(b)(1) under the Exchange Act, or otherwise (and in each case, under any other successor rule) and the Stockholders and Echo will cooperate and take all Necessary Action, including the Stockholders voting all of their Echo Shares, to mutually select independent directors to comply with such listing requirements. Notwithstanding anything to the contrary in this Agreement, at such time as any Class X Stock is outstanding, and until the Class X Termination Time, MCK shall have the right to designate the Class X Director (as defined in the Articles), and the Sponsors, the Stockholders, and, if applicable, MCK shall take all Necessary Action to ensure that the Board of Directors includes the Class X Director (including any Necessary Action to increase the size of the Board, or to elect or appoint additional directors to the Board of Directors meeting the Independence Requirements that would be required or advisable in connection with the addition of the Class X Director).

(d) Replacement. Prior to a Qualified IPO, if a designee of Majority Blackstone Investors to the Board of Directors ceases to be a member of the Board of Directors (whether by removal, retirement or otherwise), such designee can only be replaced by Majority Blackstone Investors pursuant to this Section 3.1(a).

(e) Necessary Action. Following a Qualified IPO, for so long as Majority Blackstone Investors have the right to nominate a director for election to the Board of Directors pursuant to Section 3.1(b), in connection with each election of directors, (i) Echo shall nominate each of the Majority Blackstone Investors’ director nominees for election as a director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of Echo relating to the election of directors, and shall provide the highest level of support for the election of such nominee as it provides to any other individual standing for election as a director of Echo as part of Echo’s slate of directors, (ii) each Stockholder (other than H&F) shall take all Necessary Action, including voting all of its Echo Shares in favor of each of the Majority Blackstone Investors’ director nominees nominated in accordance therewith, to cause such director nominees to be elected as a director of Echo, except to the extent that the Majority Blackstone Investors may otherwise consent in writing, and (iii) in the event that any Blackstone director

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

nominee shall cease to serve as a director for any reason (other than the failure of the Stockholders to elect such individual as a director), Majority Blackstone Investors shall have the right to appoint another director nominee to fill the vacancy resulting therefrom. To the extent MCK holds Equity Interests in Echo, MCK shall vote all of its voting Equity Interests in favor of each of the Majority Blackstone Investors’ director nominees nominated in accordance with this Section 3.1.

(f) Restricted Persons. No member of the Board of Directors or the respective boards of directors, board of managers and equivalent governing bodies of any of Echo’s Subsidiaries shall be (i) a director, manager, officer, key employee or significant equity holder of any material competitor of Echo or the Company or (ii) a Restricted Person.

(g) Reimbursement. Echo shall reimburse each director and manager (or equivalent Person) and each non-voting observer for all reasonable and documented out-of-pocket expenses incurred in connection with their attendance at meetings of and participation in connection with the Board of Directors, the boards of directors and equivalent governing bodies of Echo, the Company or any of their respective Subsidiaries and any committees thereof, including travel, lodging and meal expenses. For the avoidance of doubt, the term “out-of-pocket expenses” shall not include the cost of private or chartered aircraft. Echo shall seek reimbursement from the Company (or its Subsidiaries) for any amounts paid pursuant to the foregoing.

(h) Observers. Each Sponsor and MCK shall have the right, exercisable by delivering notice to the Company, to designate one (1) non-voting observer to attend any meetings of the Board of Directors, the boards of directors and equivalent governing bodies of Echo’s Subsidiaries and any committees of either of the foregoing. Notice of meetings of the Board of Directors, the boards of directors and equivalent governing bodies of Echo’s Subsidiaries and any committees thereof shall be furnished (together with all materials to be provided to the Board of Directors) to each non-voting observer no later than, and using the same form of communication as, notice of meetings of the Board of Directors, the Board of Managers, the boards of directors and equivalent governing bodies of Echo’s Subsidiaries and any committees thereof, as the case may be, that are furnished to the members of the Board of Directors, the Board of Managers, the boards of directors and equivalent governing bodies of Echo’s Subsidiaries and any committees thereof, respectively; provided, that Echo, the Company or its Subsidiaries, as the case may be, shall be entitled to remove such observer from such portions of a meeting of the Board of Directors, the Board of Managers, the boards of directors or equivalent governing bodies of any of Echo’s Subsidiaries or any committees thereof, in each case, to the extent such observer’s presence would be likely to result in the waiver of any attorney client privilege. Any observer designated under this Section 3.1(h) shall be permitted to attend any meeting of any of the Board of Directors, the boards of directors and equivalent governing bodies of Echo’s Subsidiaries and any committees of either of the foregoing, in each case, using the same form of communication permitted for members of such Board of Directors, boards of directors and equivalent governing bodies of Echo’s Subsidiaries or any committees thereof.

(i) Information. For so long as H&F continues to hold five percent (5%) or more of the aggregate number of Echo Shares issued to H&F on the date hereof (as appropriately adjusted for any stock split, stock dividend, combination, recapitalization or the like), Echo shall promptly provide or make available to H&F all information provided to Echo under Article 12 of the LLC Agreement (including any information provided by Echo to Blackstone or any Affiliate of Blackstone); provided, that such information shall be subject to Section 7.4 hereof.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(j) Second Echo Sale Window Notice. Upon the written request of either H&F or Blackstone, H&F and Blackstone shall deliver an Echo Shareholder Notice contemplated by Section 10.03(b) of the LLC Agreement.

Section 3.2 Matters Requiring Stockholder Approval.

(a) Prior to a Qualified IPO, for so long as H&F continues to hold five percent (5%) or more of the aggregate number of Echo Shares issued to H&F on the date hereof (as appropriately adjusted for any stock split, stock dividend, combination, recapitalization or the like), the Stockholders shall take all Necessary Action to cause Echo not to take, and Echo shall not take, and shall take all action to cause its Subsidiaries not to take, and the Company shall not take, and shall take all action to cause its Subsidiaries not to take, any of the following actions, without the prior written consent of the holders of a Majority in Interest of Echo Shares held by H&F, as of the date of such action, except to the extent any such actions are required to consummate (x) the Qualified IPO pursuant to and compliance with the terms of the LLC Agreement or (y) a Drag-Along Sale pursuant to and in compliance with Section 4.2 or Section 9.03 of the LLC Agreement:

(i) unless otherwise contemplated by, or reasonably necessary for compliance with, the terms of this Agreement or any of the other Transaction Documents, the entry into, or amendment or termination of, any agreement or transaction, directly or indirectly, with Blackstone or any of its Affiliates or portfolio companies, except for ordinary course transactions between Echo and/or any of its Subsidiaries, or the Company and/or any of its Subsidiaries, on the one hand, and a Blackstone portfolio company, on the other hand, that are on arms’-length terms;

(ii) unless otherwise contemplated by, or reasonably necessary for compliance with, the terms of this Agreement or any of the other Transaction Documents, the entry into, or amendment or termination of, any series of transactions among MCK or any of its Affiliates or portfolio companies, one the one hand, and Blackstone or any of its Affiliates or portfolio companies, on the other hand, solely to the extent related to the transactions contemplated by the Transaction Documents; provided, that for the avoidance of doubt, the foregoing shall not prohibit ordinary course transactions between a MCK portfolio company, on the one hand, and a Blackstone portfolio company, on the other hand, that are on arms’-length terms;

(iii) an amendment of, or any change to or waiver of the provisions of (w) the Articles or the certificates or articles of incorporation, by-laws or equivalent constituent governing documents (including the LLC Agreement and Section 11.04(a) and Section 11.04(c) thereof) of Echo and/or any of its Subsidiaries, or the Company and/or any of its Subsidiaries that would materially and adversely affect H&F or disproportionately affect H&F relative to Blackstone, other than amendments entered into to increase the number of authorized shares of Common Stock, (x) the LLC Agreement in a manner that would be disproportionately adverse to H&F relative to Blackstone, (y) Section 5.01(j), Article 9, Article 10 and Section 14.02, in each case, of the LLC Agreement in a manner that is adverse to H&F and (z) the Registration Rights Agreement in a manner that is adverse to H&F;

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(iv) any Transfer of Units by Echo (x) to Blackstone or any Permitted Transferee of Blackstone or (y) for consideration consisting in whole or in part of cash; provided, that this clause shall not apply to any Transfer of Units in connection with any Approved Echo Plan;

(v) entry into any agreement that restricts or prohibits, in any material respect, the Stockholders (or any of their respective Affiliates) from conducting any type of business in any location, including any such agreement approved under clause (v) of Section 5.05(a) of the LLC Agreement, in each case, solely to the extent that any such agreement disproportionately affects H&F (or its Affiliates) relative to Blackstone or MCK;

(vi) any declaration or payment of any dividend or the making of any distributions on, or any redemption and/or repurchase of, any Equity Interests of Echo, except, in each case, (x) to the extent such dividends, distributions, redemptions and/or repurchases are made on a pro rata basis to all Stockholders based on each Stockholder’s relative ownership of Equity Interests in Echo and the amounts paid, distributed or otherwise received by the holders of such Equity Interests consists entirely of cash and/or marketable securities and (y) any redemptions and/or repurchases with respect to Equity Interests held by an employee of Echo, the Company or any of its Subsidiaries;

(vii) any Qualified IPO or other underwritten offering of Equity Interests of Echo or the Company, in each case, where any entity other than Echo is the issuer in such offering; or

(viii) the termination, liquidation or dissolution of Echo or the Company.

Section 3.3 Additional Governance Provisions.

(a) Prior to a Qualified IPO, with respect to each of the Sponsors and, at the request of any such Sponsor, each Affiliate thereof that directly or indirectly has an interest in Echo, in each case that is intended to qualify as a “venture capital operating company” as defined in the Plan Asset Regulations (each, a “VCOC Stockholder”), for so long as the VCOC Stockholder, directly or through one or more conduit Subsidiaries, continues to hold any shares of Common Stock in each case, without limitation or prejudice of any the rights provided to the Sponsors hereunder, Echo and the Company shall, with respect to each such VCOC Stockholder:

(i) Provide such VCOC Stockholder or its representative designated to the Sponsors in writing with the following:

(1) the right to visit and inspect any of the offices and properties of Echo and its Subsidiaries and inspect and copy the books and records of Echo and its Subsidiaries, at such times as the VCOC Stockholder shall reasonably request;

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(2) as soon as available and in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of Echo, consolidated balance sheets of Echo and its Subsidiaries as of the end of such period, and consolidated statements of income and cash flows of Echo and its Subsidiaries for the period then ended, in each case prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

(3) as soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of Echo, a consolidated balance sheet of Echo and its Subsidiaries as of the end of such year, and consolidated statements of income and cash flows of Echo and its Subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation;

(4) to the extent Echo or any of its Subsidiaries is required by law or pursuant to the terms of any outstanding indebtedness of Echo or such Subsidiary to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Sections 13 or 15(d) of the Exchange Act, actually prepared by Echo or such Subsidiary as soon as available;

(5) subject to Section 3.3(a)(iii) below and upon the request of such VCOC Stockholder, copies of all materials provided to the Board of Directors at substantially the same time as provided to the members of the Board of Directors and, if requested, copies of the materials provided to the board of directors (or equivalent governing body) of any Subsidiary of Echo, provided, that Echo or such Subsidiary shall be entitled to exclude portions of such materials to the extent providing such portions would be likely to result in the waiver of attorney-client privilege; and

(6) such other information as the VCOC Stockholder may reasonably request.

(ii) Make appropriate officers of Echo and its Subsidiaries and members of the Board of Directors and the board of directors or equivalent governing body of each of Echo’s Subsidiaries available periodically and at such times as reasonably requested by such VCOC Stockholder for consultation with such VCOC Stockholder or its designated representative with respect to matters relating to the business and affairs of Echo and its Subsidiaries, including significant changes in management personnel and compensation of employees, introduction of new products or new lines of business, important acquisitions or dispositions of plants and equipment, significant research and development programs, the purchasing or selling of important trademarks, licenses or concessions or the proposed commencement or compromise of significant litigation;

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(iii) To the extent consistent with applicable law (and with respect to events which require public disclosure, only following Echo’s public disclosure thereof through applicable securities law filings or otherwise), inform the VCOC Stockholder or its designated representative in advance with respect to any significant corporate actions, including extraordinary dividends, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the certificate of incorporation or by-laws of Echo or any of its Subsidiaries, and to provide the VCOC Stockholder or its designated representative with the right to consult with Echo and its Subsidiaries with respect to such actions; and

(iv) Provide such VCOC Stockholder or its designated representative with such other rights of consultation which such VCOC Stockholder’s counsel may determine to be reasonably necessary under applicable legal authorities promulgated after the date hereof to qualify its investment in Echo as a “venture capital investment” for purposes of the Plan Assets Regulation.

(b) To the extent the financial and other information required to be delivered to any Stockholder pursuant to this Section 3.3 is contained in a document or report filed with the SEC via the SEC’s EDGAR system, such financial and other information shall be deemed to be delivered to the Stockholders for purposes of this Section 3.3 at the time such document or report is so filed with the SEC.

(c) Echo agrees to consider, in good faith, the recommendations of each VCOC Stockholder or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by Echo.

(d) Echo or the Board of Directors may require such VCOC Stockholder to execute and deliver a confidentiality agreement reasonably acceptable to Echo prior to delivering any proprietary and confidential information about Echo in the event that Blackstone also executes and delivers to Echo an agreement containing equivalent confidentiality obligations and restrictions.

(e) To the extent permitted by antitrust, competition or any other applicable law, each Stockholder agrees and acknowledges that the Sponsor Directors may share confidential, non-public information about Echo, the Company and their respective Subsidiaries with their respective directors, officers and employees, and Representatives.

(f) The Stockholders hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that when any Sponsor or the Other Investors that are its Affiliates takes any action under this Agreement solely in its capacity as a Stockholder to give or withhold its consent, such Sponsor or the Other Investors that are its Affiliates shall have no duty (fiduciary or other) to consider the interests of Echo, the Company or any of their respective Subsidiaries or the other Stockholders and may act exclusively in its own interest and shall have only the duty to act in good faith; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement or provisions of applicable law that may not be waived.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 3.4 Voting Agreement.

(a) Consent to Amendment. Each Stockholder (including its respective Permitted Transferees), including each Sponsor, agrees to cast all votes to which such holder is entitled in respect of its Echo Shares, whether at any annual or special meeting, by written consent or otherwise, to increase the number of authorized shares of capital stock to the extent necessary to permit Echo to comply with the provisions of its Articles or any agreement to which Echo is a party.

(b) Significant Transactions.

(i) Each Stockholder (including its respective Permitted Transferees), other than Blackstone (and its Permitted Transferees), agrees to cast all votes to which such holder is entitled in respect of its Echo Shares, whether at any annual or special meeting, by written consent or otherwise in the same proportion as the Sponsor Shares are voted (or designated to be voted) by the Majority Blackstone Investors in connection with (A) a ROFO Sale in respect of Echo’s Equity Interests in the Company that has been initiated by Echo and accepted by MCK pursuant to Section 9.02 of the LLC Agreement and does not violate the terms of this Agreement (including Section 3.2(a)(iv)) or (B) a Company Drag-Along Sale initiated by Echo under Section 9.03 of the LLC Agreement.

(ii) Each Stockholder (including its respective Permitted Transferees), including each Sponsor (and its respective Permitted Transferees), agrees to cast all votes to which such holder is entitled in respect of its Echo Shares, whether at any annual or special meeting, by written consent or otherwise in the same proportion as the Units and any Echo Shares held by MCK are voted (or designated to be voted) by MCK, in connection with:

(1) a Company Drag-Along Sale initiated by MCK under Section 9.03 of the LLC Agreement that complies with Section 4.2 hereof, to approve any sale, recapitalization, merger, consolidation, reorganization or any other transaction or series of transactions involving Echo, the Company or their respective Subsidiaries (or all or any portion of their respective assets) in connection with, or in furtherance of, the exercise of any rights therewith; and/or

(2) the Merger contemplated by, and subject to the terms and conditions of, the LLC Agreement, including the Merger Agreement, and/or the transactions and agreements specified under Section 10.05 of the LLC Agreement in respect of any Qualified MCK Exit.

(iii) Each Stockholder (including its respective Permitted Transferees), including each Sponsor (and its respective Permitted Transferees), further acknowledges and agrees that Echo has entered into the LLC Agreement, pursuant to which Echo has agreed to, among other things, use its reasonable best efforts to consummate a Qualified IPO as promptly as practicable, subject to the terms and conditions set forth in the LLC Agreement, and each such Stockholder (including its respective Permitted Transferees), including each Sponsor, agrees, subject to Section 3.2(a)(vii), to take all Necessary Action reasonably requested by the IPO Committee to approve such Qualified IPO in accordance with the terms of this Agreement, the LLC Agreement and the Registration Rights Agreement.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c) Grant of Proxy. Each Stockholder (including its respective Permitted Transferees), other than the Sponsors, hereby grants to Blackstone an irrevocable proxy coupled with an interest to vote his, her or its Echo Shares in accordance with his, her or its agreements contained in Section 3.1 and Section 3.4, which proxy will be valid and remain in effect until the termination of this Article III in accordance with its terms; provided, however, that in the case of any Drag-Along Sale initiated by Echo under Section 4.2 of this Agreement, each Stockholder (including their respective Permitted Transferees) hereby grants such proxy to (i) Blackstone, in connection with a ROFO Sale in respect of Echo’s Equity Interests in the Company that has been initiated by Echo and accepted by MCK pursuant to Section 9.02 of the LLC Agreement, (ii) Blackstone, in connection with a Company Drag-Along Sale initiated by Echo under Section 9.03 of the LLC Agreement, and (iii) MCK, in connection with a Company Drag-Along Sale initiated by MCK under Section 9.03 of the LLC Agreement. Notwithstanding the foregoing or anything else in this Agreement to the contrary, in no event will H&F be required to grant Blackstone or Echo a proxy or deliver to Blackstone or Echo a power of attorney, other than for purposes of Section 3.4(b)(ii) hereof.

Section 3.5 Subsequent Acquisition of Shares. Any Equity Interests of Echo acquired subsequent to the date hereof by a Stockholder shall be subject to the terms and conditions of this Agreement and shall be deemed for all purposes hereof to be Sponsor Shares, Other Investor Shares or Management Shares hereunder of like kind with the shares then held by the acquiring holder.

Section 3.6 Termination of Governance Provisions. The provisions of this Article III (other than Section 3.1(b) and the other parts of Article III not referred to below in this Section 3.6) shall terminate and be of no further force (i) upon the unanimous written consent of the Sponsors and MCK, (ii) with respect to Section 3.1(a), Section 3.1(h), Section 3.2, Section 3.3, Section 3.4(b)(i), Section 3.4(b)(ii)(1) and Section 3.4(b)(iii), upon the consummation of a Qualified IPO, (iii) with respect to Section 3.4(a), upon such time as MCK no longer holds any Units in the Company exchangeable for Echo Shares or other Equity Interests of Echo, (iv) with respect to Section 3.4(b)(ii)(2), upon the MCK Trigger Date.

ARTICLE IV

TRANSFERS OF SHARES

Section 4.1 Limitations on Transfer. No Stockholder shall Transfer their Echo Shares (or other Equity Interests) in violation of this Agreement or any other Transaction Documents; provided, however that any Stockholder may Transfer any or all of its Echo Shares to such holder’s Permitted Transferees, so long as such Permitted Transferee agrees to be bound by the terms of this Agreement in accordance with Section 4.4 (if applicable) and, to the extent such Transfer is by Blackstone to an Affiliated PE Fund, such Transfer complies with Section 4.3. In addition to any Transfers made by any Stockholder to any of its Permitted Transferees, any Stockholder may Transfer its Echo Shares subject to and in compliance with the terms of the LLC Agreement, including Article IX thereof, as if such terms applied, mutatis mutandis, to this Agreement and subject to, and in compliance with, the Registration Rights Agreement.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 4.2 Drag-Along Rights Relating to Company Sale.

(a) If (i) a ROFO Sale in respect of Echo’s Equity Interests in the Company that would constitute a Company Sale of Echo has been initiated by Echo and accepted by MCK pursuant to Section 9.02 of the LLC Agreement or (ii) a Company Drag-Along Sale has been initiated by MCK or Echo under Section 9.03 of the LLC Agreement, Echo shall initiate a Company Sale of Echo to MCK, in the case of such ROFO Sale, or to the Drag-Along Transferee, in the case of such Company Drag-Along Sale (any transaction described in clause (i) or clause (ii), a “Drag-Along Sale,” and the purchaser in any such Company Sale, the “Drag-Along Buyer”) and exercise drag-along rights with respect to all Stockholders in accordance with the terms, conditions and procedures set forth herein. Echo will promptly give written notice (a “Drag-Along Notice”) to each Stockholder that a Company Drag-Along Sale has been initiated, setting forth the name and address of the Drag-Along Buyer, the total number of Equity Interests of the Company proposed to be Transferred, the proposed per share purchase price (or amount) and form of consideration for such Equity Interests, the number of such Stockholder’s Equity Interests in Echo (equal to its indirect Equity Interests in the Company) that such Stockholder shall be required to Transfer, up to such Stockholder’s Pro Rata Portion of Echo Shares, and all other material terms and conditions of the Drag-Along Sale, including the form of the proposed agreement, if any.

(b) Not later than ten (10) Business Days after the date of the Drag-Along Notice, each of (i) the Stockholders (other than Blackstone and its Permitted Transferees) shall deliver to Echo the certificates representing Echo Shares of such Stockholder free and clear of any lien, with any stock (or equivalent) transfer tax stamps affixed, for delivery by Echo against delivery of the applicable consideration, together with a limited power-of-attorney in customary form authorizing Echo or its representative to Transfer such Echo Shares on the terms set forth in the Drag-Along Notice and (ii) each of the Stockholders shall deliver to a representative of Echo wire transfer or other instructions for payment or delivery of the consideration to be received by such Stockholder in such Drag-Along Sale. Echo shall immediately cause the books and records of Echo to show that such Echo Shares are bound by the provisions of this Section 4.2. Any Transfer of Echo Shares by a Stockholder pursuant to the terms hereof shall be at the same per share price for Echo Shares as those Equity Interests of the Company sold to the Drag-Along Buyer under Section 9.02 and/or Section 9.03 of the LLC Agreement and specified in the Drag-Along Notice, and each Stockholder shall receive the same relative proportion of cash and other assets or property as any other Persons who sold Equity Interests of the Company under Section 9.02 and/or Section 9.03 of the LLC Agreement; provided, however, in the event of any Drag-Along Sale in which the Stockholders will receive a form of consideration other than cash and/or marketable securities, except with respect to any rollover equity issued to management by the Drag-Along Buyer and approved by Blackstone in connection with such transaction, at the election of the Majority H&F Investors, Blackstone shall be required to substitute and pay to H&F an amount of cash with equal Fair Market Value for such other form of consideration. Subject to Section 4.2(c) below, Echo and/or its Subsidiaries shall promptly enter into, and each Stockholder shall take all Necessary Action to promptly enter into, such definitive agreements required by Echo to effect any such Drag-Along Sale and promptly take all Necessary Action to effect and consummate such Drag-Along Sale, including causing the Drag-Along Notice to be promptly provided to each of the

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Stockholders in accordance with Section 4.2. Subject to Section 4.2(c) below. Without limitation as to the other provisions set forth in Section 4.2, each Stockholder, whether in his, her or its capacity as a Stockholder, officer or director of Echo, or otherwise, shall take or cause to be taken all such Necessary Action in order expeditiously to consummate such Drag-Along Sale and any related transactions, including (i) executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; (ii) furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with Governmental Authorities; and (iii) otherwise cooperating with Echo and the Drag-Along Buyer. The closing of a Transfer to which Section 4.2 hereof apply will take place at such time and place as Echo specifies in accordance with the LLC Agreement. In determining “Fair Market Value” for purposes of this Section 4.2(b), if applicable, Blackstone will deliver to H&F its proposed valuation of the consideration in the applicable Drag-Along Sale. In the event that Blackstone and H&F are unable to reach an agreement on the Fair Market Value of such consideration within five (5) Business Days following the delivery of Blackstone’s proposed valuation, H&F and Blackstone shall each select one (1) nationally recognized investment banking or valuation firm for the purpose of determining the proposed Fair Market Value for such consideration, and the two firms so selected shall nominate a third such firm, and such third firm shall serve as the firm for purposes of this Section 4.2 and shall promptly (and in any event, within five (5) Business Days) be engaged (at Echo’s expense) by Echo. Such firm shall be instructed by Echo to provide its written determination to each of Blackstone and H&F within five (5) Business Days of its engagement. Such investment banking or valuation firm’s determination shall, absent fraud or manifest error, final conclusive and binding upon Echo, Blackstone and H&F.

(c) Each Stockholder shall agree (i) on a pro rata basis based on the number of Equity Interests of the Company indirectly Transferred by such Stockholder to make the same representations, warranties and indemnities as made by Echo in connection with the Drag-Along Sale, (ii) if required, to participate in any escrow or holdback arrangement relating to such Drag-Along Sale pro rata based on the relative number of Equity Interests of the Company indirectly Transferred by such Stockholder, (iii) to the same terms and conditions to the Drag-Along Sale as Echo agrees and (iv) not to demand or exercise appraisal or dissenters rights under any applicable business corporation or other law with respect to a transaction subject to this Section 4.2 as to which such appraisal rights are available. All such representations, warranties and indemnities shall be made by each Stockholder (x) in respect of (A) representations and warranties about Echo, the Company or their respective Subsidiaries or (B) working capital or other purchase price adjustments, jointly and severally, and any liability for breach of any such representations and warranties or any such adjustments shall be allocated to the Stockholders pro rata based on the relative number of Equity Interests of the Company directly or indirectly Transferred by each of them and (y) in respect of any individual representations, warranties, and indemnities of the Stockholders, including as to the unencumbered title to its Echo Shares and the power, authority and legal right to Transfer such Echo Shares, severally, and not jointly and severally, and any liability for breach of any such representations and warranties shall be allocated to the breaching Stockholder, as applicable. Notwithstanding anything herein to the contrary, (v) in no event shall the aggregate amount of liability for any Stockholders exceed the U.S. dollar value of the net proceeds received by such Stockholders, respectively, from the Drag-Along Buyer, (w) in no event shall any Stockholder be required to make any representations or warranties, or provide any indemnities as to, or to, any other Stockholder, (x) in no event shall any Stockholder be required to agree or enter into any non-competition, non-solicitation or analogous or similar agreements or

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

covenants that would bind such Stockholder or its Affiliates or portfolio companies without the prior written consent of such Stockholder, (y) any deferred consideration or indemnification payments made by the Drag-Along Buyer relating to such Drag-Along Sale shall be allocated among each Stockholder pro rata based on the relative number of Equity Interests of the Company indirectly Transferred by such Stockholder by each of them, and (z) H&F shall have the right to sell one hundred percent (100%) of its Echo Shares in such Drag-Along Sale.

(d) In the event that any such Drag-Along Sale is structured as a merger, consolidation, stock and/or asset sale, or similar business combination, each Stockholder agrees to (i) vote in favor of the transaction and against any competing transaction or proposal and (ii) subject to Section 4.2(c), take such other Necessary Action as may be reasonably required by Echo to effect such transaction. Each Stockholder (other than the Sponsors and their respective Permitted Transferees) hereby grants to Echo an irrevocable proxy coupled with an interest to vote his, her or its Echo Shares in favor of any such Drag-Along Sale and against any competing transaction or proposal, which proxy will be valid and remain in effect until the consummation of such Drag-Along Sale.

(e) Notwithstanding anything contained in this Section 4.2 to the contrary, there shall be no liability on the part of Echo or the applicable Person initiating a Drag-Along Sale under Section 4.2 of this Agreement or in connection with a Company Drag-Along Sale under Section 9.03 of the LLC Agreement to the Stockholders (other than the obligation to return the limited power of attorney, stock (or equivalent) powers and the certificates and other applicable instruments representing Echo Shares received by Echo) or any other Person if the Transfer of Echo Shares pursuant to this Section 4.2 is not consummated for whatever reason, regardless of whether Echo has delivered a Drag-Along Notice. Whether to effect or consummate a Transfer of Echo Shares pursuant to this Section 4.2 is in the sole and absolute discretion of Echo.

(f) Each Stockholder will be deemed to have exercised, converted or exchanged vested and exercisable Options, Warrants or Convertible Securities immediately prior to the consummation of the Drag-Along Sale to the extent necessary to sell Echo Shares to the Drag-Along Buyer, except to the extent permitted under the terms of any such Option, Warrant or Convertible Security and agreed to by the Drag-Along Buyer. In the event that Options, Warrants or Convertible Securities are deemed exercised pursuant to the preceding sentence, payment of any purchase or exercise price, if applicable, and minimum statutory withholding tax amount, if any, shall be satisfied through payment of Echo Shares otherwise deliverable upon such exercise, conversion, or exchange. If any Stockholder sells Options, Warrants or Convertible Securities in any Drag-Along Sale, such Stockholder shall receive in exchange for such Options, Warrants or Convertible Securities consideration equal to the amount (if greater than zero) determined by multiplying (a) the same purchase price per share for Echo Shares as those Equity Interests of the Company sold by the Drag-Along Buyer and other Persons under Section 9.03 of the LLC Agreement and specified in the Drag-Along Notice in such Transfer less the exercise or conversion price, if any, per share of such Option, Warrant or Convertible Security by (b) the number of Echo Shares issuable upon exercise, conversion or exchange of such Option, Warrant or Convertible Security (to the extent exercisable, convertible or exchangeable at the time of such Transfer), subject to reduction for any tax or other amounts required to be withheld under applicable law.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 4.3 Tag-Along Rights.

(a) Prior to a Qualified IPO, Echo and Blackstone shall take all Necessary Action to provide written notice to H&F of any direct Transfer (the “Proposed Transfer”) by Blackstone of any or all of its Echo Shares and/or Units directly owned by Blackstone (other than any Transfers (1) to Permitted Transferees or (2) made in accordance with Section 4.2) to any Person (such Person, the “Proposed Transferee”), including any Transfer in a ROFO Sale (as defined in the LLC Agreement) pursuant to the LLC Agreement, and at H&F’s written election in accordance with this Section 4.3, H&F shall have the right to Transfer H&F’s Pro Rata Portion of Echo Shares and/or Units directly owned by H&F to the Proposed Transferee on the same terms and conditions as the corresponding portion of Units and/or Echo Shares proposed to be Transferred by Blackstone.

(b) Blackstone shall promptly give written notice (a “Tag-Along Notice”) to H&F of a Proposed Transfer, setting forth (i) the number of Units and/or Echo Shares proposed to be Transferred, (ii) in the event that Blackstone directly Transfers Units, the number of Echo Shares that represent such Units (calculated in accordance with the Echo Ratio), (iii) the maximum number of Echo Shares and/or Units the Proposed Transferee is willing to purchase (and the corresponding number of Echo Shares to be Transferred in respect of any such Units (calculated in accordance with the Echo Ratio)), (iv) the proposed per share purchase price (or amount) and form of consideration and (v) all other material terms and conditions of the Proposed Transfer, including the form of the proposed agreement, if any, and a firm offer by the Proposed Transferee to purchase the Echo Shares and/or Units from H&F in accordance with this Section 4.3. Blackstone shall not structure the terms of any Proposed Transfer in a manner intended to unreasonably limit the ability of H&F to participate in the Proposed Transfer. H&F shall have a period of fifteen (15) Business Days from the date of receipt of the Tag-Along Notice within which to elect to sell up to its Pro Rata Portion of Echo Shares and/or Units directly owned by H&F in connection with such Proposed Transfer. H&F may exercise such right by delivery of an irrevocable written notice to Blackstone specifying the portion of its Pro Rata Portion of Echo Shares and/or Units it desires to include in the Proposed Transfer. If the Proposed Transferee fails to purchase all Echo Shares and/or Units proposed to be Transferred by Blackstone and H&F, then the number of Echo Shares and/or Units Blackstone and H&F are permitted to sell in such Proposed Transfer shall, subject to clause (z) of Section 4.3(c) hereof (in which event H&F shall be entitled to sell one hundred percent (100%) of its Echo Shares and Units), be reduced pro rata based on the relative number of Echo Shares and/or Units proposed to be included in the Proposed Transfer by Blackstone and H&F and, for the avoidance of doubt, Blackstone may not sell any Echo Shares and/or Units in the Proposed Transfer unless H&F is entitled to sell its Pro Rata Portion (or one hundred percent (100%) in the case of clause (y) of Section 4.3(c) hereof) of the Echo Shares and/or Units Transferred to the Proposed Transferee. Blackstone shall have a period of ninety (90) days following the expiration of the fifteen (15) Business Day period, to sell such Echo Shares and/or Units to the Proposed Transferee, on the terms and conditions specified in the Tag-Along Notice which, for the avoidance of doubt, shall be no more favorable to Blackstone than those set forth in the Tag-Along Notice. If Blackstone fails to sell such Echo Shares and/or Units to the Proposed Transferee within such ninety (90) days following the expiration of the fifteen (15) Business Day period from the date of receipt of the Tag-Along Notice, Blackstone shall not thereafter sell any Echo Shares or Units to the Proposed Transferee or any Person without first offering the same to H&F in the manner provided in this Section 4.3.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c) H&F shall agree (i) on a pro rata basis based on the number of Echo Shares and/or Units to be Transferred by Blackstone and H&F, to make the same representations, warranties and indemnities to the Proposed Transferee as made by Blackstone in connection with the Proposed Transfer, (ii) if required, to participate in any escrow or holdback arrangement relating to such Proposed Transfer pro rata based on the relative number of Echo Shares and/or Units to be Transferred by Blackstone and H&F and (iii) to the same terms and conditions to the Proposed Transfer as Blackstone agrees. All such representations, warranties and indemnities shall be made by H&F and Blackstone severally, and not jointly and severally, and, except with respect to individual representations, warranties and indemnities of H&F as to the unencumbered title to its Echo Shares and the power, authority and legal right to Transfer such Echo Shares and/or Units, any liability for breach of any such representations and warranties or under any indemnities shall be allocated among H&F and Blackstone pro rata based on the relative number of Echo Shares and/or Units to be Transferred by each of them. Notwithstanding anything herein to the contrary, (u) in no event shall the aggregate amount of liability for H&F and/or Blackstone exceed the U.S. dollar value of the net proceeds received by H&F or Blackstone, respectively, from the Proposed Transferee, (v) in no event shall H&F be required to make any representations or warranties, or provide any indemnities as to, or to, any other Stockholder, (w) in no event shall H&F be required to agree or enter into any non-competition, non-solicitation or analogous or similar agreements or covenants that would bind H&F or its Affiliates or portfolio companies without H&F’s prior written consent, (x) any deferred consideration or indemnification payments made by the Proposed Transferee relating to such Proposed Transfer shall be allocated among H&F and Blackstone pro rata based on the relative number of Echo Shares and/or Units to be Transferred by each of them, (y) if the Proposed Transfer would result in a Company Sale or would result in H&F beneficially owning less than three percent (3%) of the outstanding Units, then H&F shall have the right to sell up to one hundred percent (100%) of its Echo Shares and Units directly owned by H&F and (z) to the extent that the consideration in such Proposed Transfer does not consist entirely of cash and/or marketable securities, H&F shall have the right to elect to receive an amount of cash equal to the Fair Market Value of H&F’s portion of any non-cash consideration in lieu of such non-cash consideration; provided, that H&F shall only have the right set forth in this clause (z) in the event that H&F is entitled to Transfer up to one hundred percent (100%) of its Echo Shares and Units directly owned by H&F in the applicable Proposed Transfer. In determining “Fair Market Value” for purposes of this Section 4.3, if applicable, Blackstone will deliver to H&F its proposed valuation of the consideration in the applicable Proposed Transfer. In the event that Blackstone and H&F are unable to reach an agreement on the Fair Market Value of such consideration within five (5) Business Days following the delivery of Blackstone’s proposed valuation, H&F and Blackstone shall each select one (1) nationally recognized investment banking or valuation firm for the purpose of determining the proposed Fair Market Value for such consideration, and the two firms so selected shall nominate a third such firm, and such third firm shall serve as the firm for purposes of this Section 4.2 and shall promptly (and in any event, within five (5) Business Days) be engaged (at Echo’s expense) by Echo. Such firm shall be instructed by Echo to provide its written determination to each of Blackstone and H&F within five (5) Business Days of its engagement. Such investment banking or valuation firm’s determination shall, absent fraud or manifest error, final conclusive and binding upon Echo, Blackstone and H&F.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d) Concurrently with the consummation of the Proposed Transfer, Blackstone shall (i) notify H&F thereof, (ii) remit on the same day on which such Proposed Transfer is consummated to H&F the total consideration for the Echo Shares and/or Units that H&F Transferred pursuant thereto by wire transfer of immediately available funds and (iii) promptly after the consummation of such Proposed Transfer, furnish such other evidence of the completion and the date of completion of such Proposed Transfer and the terms thereof as may be reasonably requested by H&F. The Proposed Transferee in such Proposed Transfer must become a party to this Agreement if it is not already a party.

(e) All reasonable costs and expenses incurred in connection with any Proposed Transfer that is consummated, including all attorney’s fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be allocated between Blackstone and H&F pro rata based on the relative number of Echo Shares to be Transferred by each of them; provided, however, that if the Proposed Transfer is a Transfer in a ROFO Sale or a Drag-Along Sale pursuant to the LLC Agreement initiated by the MCK Members, then expenses shall be allocated as set forth in the LLC Agreement.

(f) If a Stockholder Transfers any Echo Shares or Units directly owned by such Stockholder to any of its Affiliates, such Affiliates shall be bound by the provisions of this Section 4.3. Each Stockholder may assign its tag-along rights (in whole or in part) under the terms of this Section 4.3 to any of its Affiliates that is a Stockholder. Blackstone agrees that it will not Transfer any Echo Shares or Units directly owned by Blackstone (other than any Transfers (i) to Permitted Transferees or (ii) made in compliance with Section 4.2) except in compliance with this Section 4.3. For the avoidance of doubt, this Section 4.3 shall not apply to direct Transfers of Units by Echo.

Section 4.4 Rights and Obligations of Transferees.

(a) In the event of a purported Transfer by a Stockholder of any Echo Shares in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect, and Echo will not give effect to such Transfer. Any Transfer of Echo Shares, which Transfer is otherwise in compliance herewith, shall be permitted hereunder only if the transferee of such Echo Shares agrees in writing that it shall, upon such Transfer, assume with respect to such Echo Shares the transferor’s obligations under this Agreement and become a party to this Agreement for such purpose, and any other agreement or instrument executed and delivered by such transferor in respect of Echo Shares, including, the LLC Agreement, as applicable; provided, however, that (i) this Section 4.4 shall not apply to Transfers of Echo Shares to a Stockholder already bound by this Agreement (but such Transferred Echo Shares shall be subject to this Agreement), and (ii) this Section 4.4(a) shall not apply to (x) Transfers pursuant to a registered public offering or Rule 144A sale in accordance with, and subject to the terms and conditions of, this Agreement, the LLC Agreement and the Registration Rights Agreement, or (y) any Transfer to a Drag-Along Buyer in a Drag-Along Sale. If any Transfer is made under this Agreement to a Permitted Transferee, in the event such transferee ceases to be a Permitted Transferee of the transferor, then the transferee shall promptly Transfer such Echo Shares or other Equity Interests back to the transferor or to another Permitted Transferee of the transferor.

(b) Each certificate evidencing Echo Shares subject to this Agreement shall bear the following restrictive legend, either as an endorsement or on the face thereof:

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON             , HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM. THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A STOCKHOLDERS AGREEMENT (AND THE OTHER TRANSACTION DOCUMENTS REFERRED TO THEREIN), DATED AS OF MARCH 1, 2017, COPIES OF WHICH ARE ON FILE WITH THE ISSUER OF THIS CERTIFICATE. THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH TERMS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS AGREEMENT HAVE BEEN COMPLIED WITH IN FULL.”

(c) Each certificate representing Echo Shares subject to this Agreement shall also have the following legend endorsed conspicuously thereupon:

The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following [Sponsor/Other Investor/Manager]:                 .

(d) In the event that the restrictive legends set forth in Section 4.4(b) or Section 4.4(c) or any portion or portions thereof, have ceased to be applicable, from time to time, Echo shall in each such case promptly provide notice thereof to each Stockholder. Echo shall promptly provide (and in any event, no later than two (2) Business Days) any Stockholder, or their respective transferees, at their request, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any), with new certificates for such securities of like tenor not bearing the legends with respect to which the restriction has ceased and terminated (it being understood that the restriction referred to in the first paragraph of the legend in Section 4.4 shall cease and terminate upon the termination of this Article IV) or not bearing such portion or portions of such restrictive legends with respect to such restriction or restrictions that have ceased and terminated.

Section 4.5 Blocker Transfers. Upon the occurrence of any Transfer by Echo of any Units of, or other Equity Interests in, the Company in connection with which any Stockholder is permitted (or required) to participate in such Transfer pursuant to this Agreement or the LLC Agreement, the Stockholders, Echo and the Company shall take all Necessary Action to structure such transaction in a manner that results in a Transfer of Echo Shares (solely to the extent any Sponsor so elects), rather than a Transfer of Units in the Company held beneficially by such Sponsor.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 4.6 Lock-Up. Each of the officers and directors of Echo agree to enter into a customary lock-up agreement with the managing underwriters of any public offering contemplated hereunder (including the Qualified IPO) on terms substantially equivalent to those agreed to by Holders under Section 2.8(b) of the Registration Rights Agreement. Echo can impose stock transfer restrictions on securities held by any officer or director of Echo in order to enforce the foregoing restrictions and its obligations under Section 2.8(a) of the Registration Rights Agreement until the end of the applicable lock-up period.

Section 4.7 Termination of Transfer Restrictions. The provisions of this Article IV (other than Section 4.6) shall terminate and be of no further force and effect upon the consummation of a Qualified IPO.

ARTICLE V

PREEMPTIVE RIGHTS

Section 5.1 Preemptive Rights.

(a) Company Preemptive Rights. Prior to a Qualified IPO, Echo shall take all Necessary Action (x) to deliver to the Sponsors and Other Investors that are Affiliates of a Sponsor, promptly (and in any event within one (1) Business Day) after its receipt by Echo, any Issuance Notice from the Company under Section 3.07 of the LLC Agreement and (y) at any such Sponsor’s (or Other Investor’s) written election, to cause Echo to take all Necessary Action to exercise its rights under the terms of Section 3.07 of the LLC Agreement, as if such terms applied, mutatis mutandis, to this Agreement, in each case in proportion to each such Sponsor’s (or Other Investor’s) ownership in Echo as of such time of such notice (or, if less, in the amount elected by such Sponsor or Other Investor, as applicable) as if such Sponsor or Other Investor owned Equity Interests directly in the Company. In furtherance of the foregoing, it is the intent of Echo and the Sponsors that each Sponsor and each Other Investor that are Affiliates of a Sponsor shall be entitled to participate in the rights of Echo under Section 3.07 of the LLC Agreement as if such Sponsor or Other Investor, as applicable, were a direct holder of Equity Interests in the Company. If at any time under Section 3.07 of the LLC Agreement new Equity Interests in the Company are offered in connection with Echo’s rights under Section 3.07 of the LLC Agreement, Echo, subject to any limitations under applicable law, shall provide each Sponsor and Other Investors that are Affiliates of a Sponsor with a copy of all applicable notices received from the Company in connection with such offering, promptly (and in any event within one (1) Business Day) after its receipt by Echo, and shall procure that, to the maximum extent possible, each Sponsor and Other Investors that are Affiliates of a Sponsor is given the opportunity to make any applicable elections (subject to the timing requirements of the LLC Agreement and a reasonable amount of time for Echo to pass such elections on to the Company) as if such Sponsor or Other Investor, as applicable, were the direct holder of a number of Equity Interests in Echo equal to its indirect Equity Interests in the Company. To the extent any Sponsor or Other Investor that is an Affiliate of a Sponsor elects to purchase Equity Interests in connection with Section 3.07 of the LLC Agreement, such Sponsor or Other Investor, as applicable, shall contribute the purchase price of such Equity Interests to Echo and Echo shall (i) use such contribution to purchase such Equity Interests and (ii) issue a number of Equity Interests of Echo to such Sponsor or Other Investor, as applicable, determined in accordance with the Echo Ratio such that, as a result of such issuance, such Sponsor or Other Investor, as applicable, shall be the beneficial and indirect owner of the new Equity Interests of the Company acquired by Echo.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b) Echo Preemptive Rights. Prior to a Qualified IPO, if Echo proposes to issue any Equity Interests other than in accordance with Section 5.1(a) hereof (other than issuances of Equity Interests (i) to employees of Echo pursuant to employee benefit plans or arrangements approved by the Board of Directors (and upon the exercise of employee equity options granted pursuant to any such plans or arrangements) or (ii) pursuant to the conversion of any convertible Equity Interests) (a “New Issuance” and any such securities, “Newly Issued Securities”), Echo shall provide written notice to each of the Sponsors and Other Investors that are Affiliates of a Sponsor of such anticipated issuance no later than twenty (20) Business Days prior to the anticipated issuance date (the “Preemptive Rights Notice”). The Preemptive Rights Notice shall set forth the material terms and conditions of the New Issuance, including the name and address of the proposed Person to whom the Newly Issued Securities are proposed to be issued, the proposed purchase price for the Newly Issued Securities (on a per security and on an aggregate basis, including the maximum amount), a description of any non-cash consideration in sufficient detail to permit a valuation thereof, the anticipated issuance date, the proposed manner of disposition, and the purpose of such New Issuance. Each of the Sponsors (including their Permitted Transferees) and Other Investors that are Affiliates of a Sponsor shall have the right to purchase up to its Pro Rata Portion of such Newly Issued Securities at the price and on the terms and conditions specified in the Preemptive Rights Notice by delivering an irrevocable written notice to Echo no later than ten (10) Business Days before the anticipated issuance date, setting forth the number of such Newly Issued Securities for which such right is exercised. Such notice shall also include the maximum number of Newly Issued Securities such Stockholder would be willing to purchase in the event any other Stockholder entitled to participate elects to purchase less than its Pro Rata Portion of such Newly Issued Securities. If any such Stockholder elects not to purchase its full Pro Rata Portion of such Newly Issued Securities, Echo shall allocate any remaining amount among those Stockholders (pro rata, but up to, in the case of each such Stockholder, the maximum number specified by such Stockholder pursuant to the immediately preceding sentence) who have indicated in their notice to Echo a desire to purchase Newly Issued Securities in excess of their respective Pro Rata Portions.

(c) In the event the Sponsors and Other Investors that are Affiliates of a Sponsor do not purchase all such Newly Issued Securities in accordance with the procedures set forth in Section 5.1(b), Echo or its relevant Subsidiary, as applicable, shall have sixty (60) days after the expiration of the anticipated issuance date (subject to extension if necessary to permit the expiration or early termination of the HSR Waiting Period) to sell to other Persons the remaining Newly Issued Securities at the price and on the terms and conditions specified in the Preemptive Rights Notice. If Echo or its relevant Subsidiary, as applicable, fails to sell such Newly Issued Securities within such sixty (60) days of the anticipated issuance date provided in the Preemptive Rights Notice (subject to extension if necessary to permit the expiration or early termination of the HSR Waiting Period), Echo or its relevant Subsidiary, as applicable, shall not thereafter issue or sell such Newly Issued Securities without first offering the same to the Sponsors and Other Investors that are Affiliates of a Sponsor in the manner provided in Section 5.1(b).

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d) In the event that any Stockholder purchases any equity securities other than new Echo Shares pursuant to this Section 5.1, such Stockholder shall execute a stockholders agreement and a registration rights agreement with respect to such securities each with terms (including parties) that are equivalent, mutatis mutandis, to this Agreement and the Registration Rights Agreement, respectively; provided, that (i) such Stockholder shall execute such stockholders agreement in the same capacity (i.e., a “Sponsor” or “Other Investor”) as such Stockholder has entered into this Agreement, and (ii) such stockholders agreement shall terminate upon the same terms and conditions as provided herein and such registration rights agreement shall terminate upon the same terms and conditions as provided in the Registration Rights Agreement.

(e) Any Newly Issued Securities constituting shares of capital stock of Echo acquired by any existing holder of Echo Shares pursuant to this Article V shall be deemed for all purposes hereof to be Sponsor Shares, Other Investor Shares or Management Shares hereunder of like kind with Echo Shares then held by the acquiring holder.

(f) The election by a Sponsor or Other Investor not to exercise its preemptive rights under this Section 5.1 in any one instance shall not affect its right (other than in respect of a reduction in its Ownership Interest, if applicable) as to any future issuances of securities that shall, for the avoidance of doubt, be subject to this Section 5.1. Any attempted Transfer of such securities by Echo, the Company or any Subsidiary of Echo without first giving the Sponsors and Other Investors that are Affiliates of a Sponsor the rights described in this Section 5.1 shall be void and of no force and effect.

(g) For the avoidance of doubt, MCK (and its Permitted Transferees or other Affiliates) shall not have any preemptive rights under this Article V.

Section 5.2 Post-Issuance Compliance. Notwithstanding the requirements of Section 5.1, but subject in all cases to the other provisions of this Agreement, Echo may proceed with any New Issuance prior to having complied with the provisions of Section 5.1; provided, that Echo will following consummation of such New Issuance promptly provide to each of the Sponsors and Other Investors that are Affiliates of a Sponsor who would have received the Preemptive Rights Notice pursuant to Section 5.1, but for this Section 5.2, notice of such New Issuance and the Preemptive Rights Notice described in Section 5.1; and will: (a) offer to issue to such Stockholder such number of Equity Interests of the type issued in such New Issuance as may be requested by such Stockholder (not to exceed an amount equal to (i) the Pro Rata Portion that such Stockholder would have been entitled to pursuant to Section 5.1, multiplied by the number of Newly Issued Securities included in the New Issuance plus (ii) a number of additional Equity Interests sufficient to permit such Stockholder to acquire, in total, the same percentage of the aggregate number of all Equity Interests included in the relevant New Issuances effected pursuant to this Section 5.2 as such Stockholder would have been entitled to acquire had Echo proceeded with the relevant New Issuances under Section 5.1 rather than pursuant to this Section 5.2) on the same economic terms and conditions with respect to such securities as the subscribers in the New Issuance received; and (b) keep such offer open for a period of ten (10) Business Days, during which period, each such Stockholder may accept such offer by sending a written acceptance to Echo committing to purchase an amount of such securities (not in any event to exceed the Pro Rata Portion such Stockholder would have been entitled to pursuant to Section 5.1, multiplied by the number of Newly Issued Securities included in such issuance).

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 5.3 Expenses. All costs and expenses incurred by Echo, the Company or any of its Subsidiaries in connection with any proposed New Issuance (whether or not consummated), including all attorney’s fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by Echo. In connection with such proposed New Issuance (whether or not consummated), Echo shall pay the fees and out-of-pocket expenses of a single law firm for all Sponsors and Other Investors that are Affiliates of a Sponsor who have elected to participate in the purchase of Newly Issued Securities (selected by the Sponsors purchasing Newly Issued Securities).

Section 5.4 Termination of Preemptive Rights. The provisions of this this Article V shall terminate and be of no further force and effect upon the consummation of a Qualified IPO.

ARTICLE VI

OPTIONS TO PURCHASE AND SELL SHARES.

Section 6.1 Call Options. Except as Echo may otherwise agree in writing with any Manager with respect to Echo Shares held by such Manager (or any Person to whom any Echo Shares were originally issued at the request of such Manager) or originally issued to such Manager (or other Person at the request of such Manager) but held by one or more direct or indirect Permitted Transferees (collectively, the “Management Call Group”), upon any termination of the employment with Echo, the Company and any of its Subsidiaries, or eRx Network Holdings, Inc. and any of its Subsidiaries (each an “Employer Party” and together the “Employer Parties”) of any Manager (whether such termination is by any of the Employer Parties, by such Manager or otherwise), Echo will have the right to purchase for cash all or any portion of Purchased Management Shares held by the Management Call Group on the following terms (the “Management Call Option”):

(a) General. For all Purchased Management Shares, the following terms will apply:

(i) Termination other than for Cause. If a Manager’s employment with any of the Employer Parties is terminated for any reason other than for Cause (including as a result of death, Disability or resignation for Good Reason), but excluding if a Manager resigns his or her employment with any of the Employer Parties without Good Reason prior to the third (3rd) anniversary of the date on which a Manager commences employment with the applicable Employer Party (or if such Manager was employed prior to the Closing Date by MCK or any of its Affiliates, the date on which a Manager commenced employment with MCK or any of its Affiliates, as applicable), Echo will have the right, on one or more occasions, at any time up to and including the date that is 180 days following the later to occur of (x) the termination of such Manager’s employment and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from Echo by any member of such Manager’s Management Call Group, to purchase from such Management Call Group, and upon the exercise of such call right each member of such Management Call Group shall sell to Echo, all (or a portion, as designated by Echo) of the Purchased Management Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price equal to the Fair Market Value of the Purchased Management Shares being sold, determined as of the date specified

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

in such Management Call Notice (as defined below), which date shall be no earlier than the date that is six (6) months plus one (1) day following the most recent acquisition from Echo by any member of such Manager’s Management Call Group of any such Purchased Management Shares that are to be purchased by Echo pursuant to such exercised call right, and shall be no later than the last date on which Echo is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 6.1(a)(i).

(ii) Termination for Cause. If a Manager’s employment with any of the Employer Parties is terminated for Cause (or it is determined that such Manager’s employment could have been terminated for Cause at the time such Manager resigned or his or her employment was otherwise terminated), Echo will have the right, on one or more occasions, at any time up to and including the date that is 180 days following the later to occur of (x) the termination of such Manager’s employment and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from Echo by any member of such Manager’s Management Call Group, to purchase from such Manager’s Management Call Group, and, upon the exercise of such call right, each member of such Management Call Group shall sell to Echo, all (or a portion, as designated by Echo) of the Purchased Management Shares held by such member of the Management Call Group as of the date that such call right is exercised at a price (the “Bad Leaver Price”) equal to the lesser of (A) the Fair Market Value of the Purchased Management Shares being sold, determined as of the date specified in such Management Call Notice, which date shall be no earlier than the date that is six (6) months plus one (1) day following the most recent acquisition from Echo by any member of such Manager’s Management Call Group of any such Purchased Management Shares that are to be purchased by Echo pursuant to such exercised call right and shall be no later than the last date on which Echo is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 6.1(a)(ii), and (B) the excess, if any, of the price paid, if any, by such Manager for such Purchased Management Shares over all amounts distributed to the holder of the Purchased Management Shares prior to the date of purchase; provided, that for purposes of the foregoing clause (B), the price paid by a Manager for an Echo Share acquired upon exercise of an Option, Warrant or Convertible Security will be deemed to be equal to the exercise price of such Option, Warrant or Convertible Security (less any amounts distributed to the holder of the Purchased Management Shares prior to the date of purchase), determined as of the date specified in such Management Call Notice (as defined below), which date shall be no later than the last date on which Echo is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 6.1(a)(ii).

(iii) Violation of Non-Competition Obligations. If a Manager’s employment with any of the Employer Parties is terminated for any reason or if a Manager resigns his or her employment for any reason, and, within twelve (12) months of such termination or resignation, such Manager Competes, then Echo will have the right, on one or more occasions, at any time up to and including the date that is one hundred eighty (180) days following the later to occur of (x) the first date on which the Employer Party receives notice that such Manager Competed and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from Echo by any member of such Manager’s Management Call Group, to purchase from such Management

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Call Group, and, upon the exercise of such call right, each member of such Management Call Group shall sell to Echo, all (or a portion, as designated by Echo) of the Purchased Management Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price equal to the Bad Leaver Price, determined as of the date specified in such Management Call Notice (as defined below), which date shall be no later than the last date on which Echo is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 6.1(a)(iii).

(iv) Resignation without Good Reason prior to the Third Anniversary. If, prior to the third (3rd) anniversary of the date on which a Manager commences employment with any of the Employer Parties (or if such Manager was employed prior to the Closing Date by MCK or any of its Affiliates, the date on which a Manager commenced employment with MCK or any of its Affiliates, as applicable), the Manager resigns his or her employment without Good Reason (and, for the avoidance of doubt, other than upon death or Disability), Echo will have the right, on one or more occasions, at any time up to and including the date that is 180 days following the later to occur of (x) termination of such Manager’s employment and (y) the date that is six (6) months plus one (1) day following the most recent acquisition of Purchased Management Shares from Echo by any member of such Manager’s Management Call Group, to purchase from such Management Call Group, and, upon the exercise of such call right, each member of such Management Call Group shall sell to Echo, all (or a portion, as designated by Echo) of the Purchased Management Shares held by such member of the Management Call Group as of the date as of which such call right is exercised at a price equal to the Bad Leaver Price, determined as of the date specified in such Management Call Notice (as defined below), which date shall be no later than the last date on which Echo is permitted to issue a Management Call Notice in respect of such Purchased Management Shares under this Section 6.1(a)(iv).

Section 6.2 Notices, Etc. Any Management Call Option may be exercised by delivery of written notice thereof (the “Management Call Notice”) to all members of the applicable Management Call Group from whom Echo has elected to purchase Purchased Management Shares no later than the end of the applicable period specified in Section 6.1. The Management Call Notice shall state that Echo (or its designated assignee) has elected to exercise the Management Call Option, the number of Purchased Management Shares with respect to which the Management Call Option is being exercised and the price or date for determining the price of such shares.

Section 6.3 Vesting. The rights of Echo (or its designated assignee) or the Sponsors to purchase Echo Shares under this Article VI are in addition to, and do not modify, any vesting or exercisability requirements that may be included in the terms of any such Echo Shares.

Section 6.4 Closing.

(a) The closing of any purchase and sale of Echo Shares pursuant to this Article VI shall occur on such date as Echo (or its designated assignee) shall specify, which date shall not be later than ninety (90) days after the fiscal quarter-end immediately following the date of delivery of the Management Call Notice (provided, that such time may be extended as necessary to comply with requirements of the HSR Waiting Period or applicable foreign antitrust laws or other applicable legal requirements) at the principal office of Echo (or its designated assignee), or at such other time and location as the parties to such purchase may mutually determine.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b) At the closing of any purchase and sale of Echo Shares following the exercise of any Management Call Option, the holders of Echo Shares to be sold shall deliver to Echo (or its designated assignee) a certificate or certificates representing Echo Shares to be purchased by Echo (or its designated assignee), duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock (or equivalent) transfer tax stamps affixed, and Echo (or its designated assignee) shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds the purchase price of Echo Shares being purchased by Echo (or its designated assignee). The delivery of a certificate or certificates for Echo Shares by any Person selling Echo Shares pursuant to any Management Call Option will be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Echo Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Echo Shares as contemplated; and (iii) such Echo Shares are free and clear of any and all liens or encumbrances.

Section 6.5 Form of Payment.

(a) If (i) any payment of cash is required upon the purchase of Echo Shares by Echo upon the exercise of any Management Call Option or (ii) any payment on a promissory note issued under this Section 6.5 comes due, and, in either case, such payment (or any dividend to fund such payment) would (or with notice or the lapse of time or both would) constitute, result in or give rise to a breach or violation of the terms or provisions of, or result in a default, event of default or right or cause of action under, any guarantee, financing or security agreement, indenture or document entered into by Echo, the Company or any of their Subsidiaries and in effect on such date in respect of indebtedness for borrowed money or debt security, would be prohibited under Section 160 (“Section 160”) of the General Corporation Law of the State of Delaware (the “DGCL”), or would otherwise violate the DGCL (or if Echo, the Company or any such Subsidiary reincorporates in another jurisdiction, the applicable business corporation law of such jurisdiction), then, to the extent permitted by Section 160 (or such other applicable business corporation law):

(i) in the case of a cash payment due at a closing of any purchase of Echo Shares by Echo (or its designated assignee) upon the exercise of any Management Call Option, Echo (or its designated assignee) will issue a promissory note in the aggregate principal amount of such payment, the principal amount of which note will be due and payable in four equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note (in each case subject to Section 6.5(a)(iii) below) and interest will accrue thereon at a rate equal to the prime rate (as reported in the Wall Street Journal Eastern Edition) plus three percent (3%);

(ii) in the case of a cash payment in respect of a promissory note issued under this Section 6.5, notwithstanding any of the provisions of such note, including the stated maturity of such note and the stated date on which interest payments are due, such payment will not become due and payable until such time as such payment can be made without violating any such agreement or applicable law; and

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(iii) notwithstanding the terms of any promissory note issued pursuant to this Section 6.5, Echo (or its designated assignee) must pay off the promissory note immediately prior to or upon the earliest of (i) a Company Sale, (ii) a Qualified IPO (but only to the extent of the net proceeds received by Echo (or its designated assignee) in such Qualified IPO), (iii) five (5) Business Days after the date on which a cash payment paying off such promissory note could be made (1) without (immediately or with notice or the lapse of time or both) constituting, resulting in or giving rise to any breach or violation of the terms or provisions of, or result in a default, event of default or right or cause of action under, any guarantee, financing or security agreement, indenture or document entered into by Echo, the Company or any of their Subsidiaries and in effect on such date in respect of indebtedness for borrowed money or debt security, (2) that would not be prohibited under Section 160 (or such other applicable business corporation law), and (3) that would not otherwise violate the DGCL (or if Echo, the Company or any such Subsidiary reincorporates in another jurisdiction, the applicable business corporation law of such jurisdiction) and (iv) the date on which any cash dividend or distribution is made in respect of Echo Shares. At any such time, Echo (or its designated assignee) shall promptly notify the holder of such promissory note and make a payment on each such promissory note. If more than one such promissory note is outstanding at the time of payment, payment shall be made to the holders of all such promissory notes on a pro rata basis.

(b) In the event that Echo has exercised its call right pursuant to Section 6.1 with respect to Echo Shares held by (i) a Manager who (A) Competes within twelve (12) months of such Manager’s termination of employment or resignation as described in Section 6.1(a)(iii) or (B) is determined to have been eligible for termination for Cause, in either case following Echo’s exercise of such call right, and/or (ii) one or more members of such Manager’s Management Call Group that held Echo Shares, such Manager and/or such members of such Manager’s Management Call Group will be obligated to deliver to Echo, within five (5) days following notice from Echo that such amount is due, an amount equal to the product of (x) the number of Echo Shares purchased in connection with the exercise of the call right, multiplied by (y) the excess, if any, of the price paid for such Echo Shares over the Bad Leaver Price for such Echo Shares.

Section 6.6 Sponsor Call Option. If Echo elects not to purchase (pursuant to Section 6.1 hereof) any or all Purchased Management Shares held by a Manager or one or more members of such Manager’s Management Call Group, Echo shall notify the Sponsors and Other Investors that are Affiliates of a Sponsor and, subject to the prior written approval of MCK (provided that such approval shall not be required following the MCK Trigger Date), the Sponsors and such Other Investors may purchase (on a pro rata basis based on the aggregate number of Echo Shares then owned by the Sponsors and Other Investors that are Affiliates of a Sponsor) any or all of the remaining Purchased Management Shares held by such Persons for the purchase price identified in Section 6.1 hereof; provided, that nothing in this Section 6.6 will operate to extend the time within which the Management Call Notice may be delivered pursuant to Section 6.2 hereof.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 6.7 Management Put Option.

(a) If a Manager’s employment with any of the Employer Parties either (i) terminates due to the death of such Manager or (ii) is terminated by any of the Employer Parties as a result of the Disability of such Manager, such Manager and such Manager’s Immediate Family shall have the right, for a period of 90 days following the 180th day after the date of termination of such Manager’s employment, to sell to Echo (or, subject to the prior written approval of MCK, and for all purposes under this Section 6.7, its designated assignee (provided that such approval shall not be required following the MCK Trigger Date)), and Echo (or its designated assignee) shall be required to purchase, subject to the provisions of Section 6.5, on one occasion from such Manager or such Manager’s Immediate Family, all of such Manager’s Echo Shares at a price equal to the Fair Market Value of the Echo Shares being purchased (measured as of the purchase date) (the “Management Put Option”); provided, that the exercise of such right may be delayed by Echo (or its designated assignee) to the extent any such delay is necessary to avoid the application of adverse accounting treatment to Echo (or its designated assignee).

(b) If a Manager or a Manager’s Immediate Family, as applicable, desires to exercise its Management Put Option pursuant to Section 6.7(a), such Manager or such Manager’s Immediate Family, as applicable, shall send written notice to Echo setting forth such Manager or such Manager’s Immediate Family, as applicable, intention to sell all of such Manager’s Echo Shares, as applicable, pursuant to Section 6.7(a) (the “Put Notice”). No Put Notice shall be effective unless received prior to the date of the Qualified IPO or a Company Sale.

(c) The closing of any purchase and sale of Echo Shares pursuant to this Section 6.7 shall occur on such date as Echo (or its designated assignee) shall specify at the principal office of Echo (or its designated assignee), or at such other time and location as the parties to such purchase may mutually determine.

(d) At the closing of any purchase and sale of Echo Shares following the exercise of any Management Put Option, the holders of Echo Shares to be sold shall deliver to Echo (or its designated assignee) a certificate or certificates representing the Echo Shares to be purchased by Echo (or its designated assignee), duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock (or equivalent) transfer tax stamps affixed, and Echo (or its designated assignee) shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds the purchase price of the Echo Shares being purchased by Echo (or its designated assignee). The delivery of a certificate or certificates for Echo Shares by any Person selling Echo Shares pursuant to any Management Put Option will be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Echo Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Echo Shares as contemplated; and (iii) such Echo Shares are free and clear of any and all liens or encumbrances.

Section 6.8 Acknowledgment. Each holder of Echo Shares acknowledges and agrees that neither Echo (or its designated assignee), nor any Person directly or indirectly affiliated with Echo (or its designated assignee) (in each case whether as a director, officer, manager, employee, agent or otherwise), will have any duty or obligation to affirmatively disclose to him, her or it, and he, she or it will not have any right to be advised of, any material information regarding Echo (or its designated assignee) or otherwise at any time prior to, upon, or in connection with any termination of his, her or its employment by any of the Employer Parties upon the exercise of any Management Call Option or any purchase of Echo Shares in accordance with the terms hereof.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 6.9 Call/Put Period. The foregoing provisions of this Article VI will expire with respect to any Management Share not called or put, if not earlier expired in accordance with the provisions of this Article VI, prior to the earlier of the closing of (a) a Company Sale and (b) a Qualified IPO.

Section 6.10 Up-C Structure. The foregoing provisions of this Article VI are subject to the restrictions with respect to redemption and repurchase set forth in Section 3.03 of the LLC Agreement. In the event Echo elects to exercise the Management Call Option, the Company (or its designated affiliate) will have the right to purchase for cash (or such other form of payment as set forth in Section 6.5) all or any portion of the Units underlying such Purchased Management Shares held by Echo. In the event the Company elects to purchase all or any portion of the Units held by Echo underlying the Purchased Management Shares, Echo will use the proceeds to purchase the Purchased Management Shares. In the event that Echo is required pursuant to Section 6.7 to purchase Echo Shares, then substantially simultaneously with such purchase, the Company agrees to redeem, repurchase or otherwise acquire from Echo an equal number of Units for an aggregate price equal to the Fair Market Value of the Echo Shares being purchased calculated as set forth in Section 6.7. In the event payment is made on a promissory note pursuant to Section 6.5 issued by Echo or the Company, as applicable, then the Company or Echo, as applicable, will enter into a promissory note with the same aggregate principal amount and terms as specified in Section 6.5.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Waiver by Stockholders. The rights and obligations contained in this Agreement are in addition to the relevant provisions of the Articles in force from time to time and shall be construed to comply with such provisions. To the extent that this Agreement is determined to be in contravention of the Articles, this Agreement shall constitute a waiver by each Stockholder, to the fullest extent permissible under applicable laws, of any right such Stockholder may have pursuant to the Articles that is inconsistent with this Agreement and the Stockholders and Echo shall take all Necessary Action to effect an amendment of the Articles, to the extent permissible under applicable law, in order to resolve such contravention. Notwithstanding the foregoing, no amendment shall be made to the provisions of the Articles relating to the Class X Stock without the prior written consent of MCK.

Section 7.2 Assignment; Benefit.

(a) The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto except as provided under Article IV. Any attempted assignment of rights or obligations in violation of this Section 7.2 shall be null and void.

(b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, and there shall be no third-party beneficiaries to this Agreement other than the Indemnitees under Section 7.14.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 7.3 Freedom to Pursue Opportunities. In recognition of the fact that MCK and the Sponsors and their respective Affiliates (including any Other Investors that are Affiliates of a Sponsor) and portfolio companies currently engage in, and may in the future engage in, the same or similar activities or lines of business as Echo, the Company and their respective Subsidiaries and have an interest in the same areas and types of corporate opportunities as Echo, the Company and their respective Subsidiaries, and in recognition of the benefits to be derived by Echo, the Company and their respective Subsidiaries through its and their continued contractual, corporate and business relations with MCK, the Sponsors and Other Investors that are Affiliates of a Sponsor (including possible service of directors, officers and employees of MCK and the Sponsors as directors, officers and employees of Echo, the Company and their respective Subsidiaries), Echo, the Company and their respective Subsidiaries disclaim and renounce any interest or expectancy in, or being offered the opportunity to participate in, any corporate opportunity not expressly allocated to it pursuant to this Section 7.3 to the fullest extent permitted by applicable laws, including Section 122(17) of the General Corporation Law of the State of Delaware. Echo expressly acknowledges and agrees to the fullest extent permitted by applicable law that: (i) each Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) and Affiliated Officer of Echo currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which such Sponsor, any such Other Investors that are Affiliates of a Sponsor, any of such Sponsor Directors (other than any independent director) or any of such Affiliated Officers of Echo may serve as an advisor, a director or in such other capacity and, in recognition that such Sponsor, Other Investors that are Affiliates of a Sponsor, Sponsor Directors (other than any independent director) and Affiliated Officers of Echo have myriad duties to various investors and partners and, in anticipation that Echo, the Company and their respective Subsidiaries, on the one hand, and the Sponsor, Other Investors that are Affiliates of a Sponsor, Sponsor Directors (other than any independent director) and Affiliated Officers of Echo, on the other hand, may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities; (ii) each Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) and Affiliated Officer of Echo has the right to, and shall have no duty (contractual or otherwise) not to, (x) directly or indirectly engage in the same or similar business activities or lines of business as Echo, the Company or their respective Subsidiaries, including those deemed to be competing with Echo, the Company or their respective Subsidiaries, or (y) directly or indirectly do business with any client or customer of Echo, the Company or their respective Subsidiaries; and (iii) in the event that a Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) or Affiliated Officer of Echo acquires knowledge of a potential transaction or matter that may be a corporate opportunity for Echo, the Company or their respective Subsidiaries, such Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) or Affiliated Officer of Echo shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to Echo, the Company or their respective Subsidiaries, as the case may be, and, notwithstanding any provision of this Agreement or the Articles to the contrary, shall not be liable to Echo, the Company or their respective Subsidiaries, Affiliates or Stockholders for breach of any duty (contractual or otherwise) by reason of the fact that such Sponsor, Other Investor that is an Affiliate of a Sponsor, Sponsor Director (other than any independent director) or Affiliated Officer of Echo, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to Echo, the Company or their respective Subsidiaries. Echo covenants and agrees that as of the date hereof, and hereafter at all times, the Articles and the certificates of incorporation and by-laws and/or equivalent governing documents of Echo, the Company and their respective Subsidiaries shall contain the renouncement, disclaimer, waiver and acknowledgement equivalent to that as set forth in this Section 7.3.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 7.4 Publicity and Confidentiality. Each Stockholder and MCK shall keep confidential this Agreement, the transactions contemplated hereby and any non-public information relating to Echo, the Company or any of their respective Subsidiaries and shall not disclose, issue any press release or otherwise make any public statement in connection therewith (other than as may be necessary to monitor, increase or decrease its investment in the Company) without the prior written consent of the Sponsors (not to be unreasonably withheld); provided, that such Stockholder or MCK may disclose any such information (i) as has become generally available to the public, (ii) to its employees and attorneys, accountants, consultants and other professional advisers who need to know such information, including to the extent necessary to obtain their services in connection with monitoring its investment in the Company, and agree to keep it confidential, (iii) to the extent required in order to comply with reporting obligations to its direct or indirect partners, members, or other equity holders (including the employees and professional advisors of such equity holders) who have agreed (subject to customary exceptions) to keep such information confidential, (iv) to Persons who have expressed a bona fide interest in becoming limited partners, members or other equity holders in such Stockholder or its related investment funds, in each case who have agreed to keep such information confidential, (v) to the extent necessary in order to comply with any law, order, regulation, ruling or stock exchange rules applicable to such Stockholder, (vi) as may be required in connection with a registered offering, including any disclosure contemplated under the Registration Rights Agreement, (vii) to any proposed Permitted Transferee of such Stockholder or any proposed Transferee in any Transfers of Echo Shares in compliance with this Agreement, in each case, to the extent that that such Transferee agrees to be bound by customary confidentiality provisions with respect to any confidential information of Echo, the Company or any of their respective Subsidiaries, and/or (viii) in response to any summons or subpoena or in connection with any litigation, it being agreed that, unless such information has been generally available to the public, if such information is being requested pursuant to a summons or subpoena or a discovery request in connection with a litigation, (x) such Stockholder and MCK shall, to the extent permitted by applicable law, give Echo notice of such request and shall cooperate with Echo at Echo’s request so that Echo may, at its cost and in its discretion, seek a protective order or other appropriate remedy, if available, and (y) in the event that such protective order is not obtained (or sought by Echo after notice), such Stockholder (a) shall furnish only that portion of the information which, in accordance with the advice of counsel, is legally required to be furnished and (b) will exercise its reasonable efforts to obtain assurances that confidential treatment will be accorded such information. Nothing contained herein shall prevent the use (subject, to the extent practicable, to a protective order) of any such confidential information in connection with the assertion or defense of any claim; provided, further that nothing in this Section 7.4 shall be deemed to restrict any Stockholder’s ability to monetize its equity investment in of in compliance with applicable securities laws. Notwithstanding anything in this Section 7.4 to the contrary, each Sponsor, Echo, MCK and Stockholder acknowledges and agrees (a) to be bound by the confidentiality provisions of the LLC Agreement with respect to any confidential information of the Company, and if any provision herein is in conflict with the confidentiality provisions of the LLC Agreement, than the more restrictive provision on such Sponsor, Echo, MCK and/or Stockholder shall govern with respect to confidential information about the Company and (b) that each other Stockholder may develop or receive from third parties

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

information that is the same as or similar to the confidential information of Echo, the Company or their Subsidiaries, and that nothing in this Agreement restricts or prohibits any Stockholder (by itself or through a third party) from developing, receiving or disclosing such information, or any products, services, concepts, ideas, systems or techniques that are similar to or compete with the products, services, concepts, ideas, systems or techniques contemplated by or embodied in the confidential information of Echo or the Company; provided, that Blackstone and H&F shall not provide any non-public financial information or competitively or strategically sensitive information about Echo, the Company or any of their Subsidiaries to (a) any limited partner that is not subject to customary confidentiality and non-use restrictions with respect to such information (subject to customary exceptions) or (b) to any other Person in the course of investing or fundraising activities that is not subject to customary confidentiality and non-use restrictions with respect to such information (subject to customary exceptions) and, in any of either (a) or (b), any non-public financial information shall be limited to Blackstone’s and H&F’s valuation of Echo, the Company and their Subsidiaries without providing underlying forecasted financial data or trends; provided, that Blackstone shall be permitted to disclose underlying forecasted financial data or trends to the two co-investors in Echo who have entered into confidentiality agreements which are reasonably acceptable to MCK; provided, further, that in any case Blackstone shall provide prompt written notice of such disclosure to MCK.

Section 7.5 Termination.

(a) To the extent not otherwise terminated by the express provisions of this Agreement, this Agreement shall terminate only (i) by written consent of each of the Sponsors and MCK, (ii) upon the dissolution or liquidation of Echo, automatically (without any action by any party hereto), (iii) upon the completion of a Drag-Along Sale of all of the Echo Shares to a third party under Section 4.2 of this Agreement or a Company Drag-Along Sale under Section 9.03 of the LLC Agreement, (iv) as to MCK under Section 2.4 (other than Section 2.4(c)) and Section 3.4 through Section 3.6, upon the MCK Trigger Date (provided, that clause (ii) of Section 2.4(a) shall survive until the earlier to occur of (x) the consummation of a Qualified MCK Exit or (y) the third (3rd) anniversary of Closing), and (v) as to each Stockholder (including as to such Stockholder’s status as a “Sponsor”) when such Stockholder ceases to hold any Echo Shares; provided, that, no Stockholder shall be relieved of any liability for any breach of any provision in this Agreement that has occurred prior to any termination of this Agreement (or any applicable portion hereof). Notwithstanding anything contained herein to the contrary, the provisions of Section 7.1 through Section 7.16 shall survive any termination of any provisions of this Agreement.

(b) Upon termination of this Agreement, unless otherwise agreed, the parties hereto shall take all Necessary Action to amend the Articles to remove any provisions that are in such documents solely due to the existence of this Agreement.

Section 7.6 Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, all other provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any provision of this Agreement is invalid, illegal or unenforceable, the parties hereto will negotiate in good faith to modify this Agreement so as to achieve the original intent of the parties.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 7.7 Entire Agreement; Amendment; Waiver; Non-Circumvention.

(a) Entire Agreement. This Agreement (together with the Transaction Documents) sets forth the entire understanding and agreement between the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto.

(b) Amendment. No provision of this Agreement may be amended, supplemented, modified or waived in whole or in part at any time without the express written consent of the holders of a majority of the Echo Shares; provided, that any such amendment, supplement, modification or waiver that would be materially adverse to any Sponsor or disproportionately affects a Sponsor relative to the other Sponsors shall require the prior written consent of such affected Sponsor (by the holders of a Majority in Interest of Echo Shares held by such Sponsor, as the case may be); provided, further, that any such amendment, supplement, modification or waiver of (a) Section 2.2, Section 2.4, Section 3.1(b), Section 3.4 through Section 3.6, Article IV and Article VII that adversely affects MCK or the Company, in any material respect, shall require the consent of MCK and (b) Section 3.1(h), Section 3.2 through Section 3.6, Article IV, Article VI and Article VII that adversely affects H&F, in any material respect, shall require the consent of the Majority H&F Investors; provided, that upon such time as any provision of this Agreement terminates as to MCK under Section 7.5, such approval in (a) with respect to such terminated provision shall not be required by MCK; provided, further, that upon such time as H&F no longer holds any Units in the Company exchangeable for Echo Shares or other Equity Interests of Echo, such approval in (b) shall not be required. Except as set forth above, or as otherwise reflected in the Transaction Documents or the Articles, there are no other agreements with respect to the governance of Echo between any Stockholders or any of their Affiliates or portfolio companies.

(c) Waiver. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party against whom such waiver is claimed. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(d) Non-Circumvention. None of Echo, the Company, any Sponsor, any other Stockholder or MCK shall, in any manner, directly or indirectly, circumvent or attempt to circumvent this Agreement, including, without limitation, forming, joining, or in any way participating in any corporation, partnership, limited partnership, limited liability company, syndicate or other firm, entity or group (or otherwise acting in concert with any person, firm or entity) for the purpose of taking any action in circumvention of this Agreement or which is restricted or prohibited under this Agreement.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 7.8 Counterparts. This Agreement may be executed in any number of separate counterparts (including by facsimile or by electronic mail if in .pdf format) each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

Section 7.9 Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery (and such notice shall be deemed to have been duly given, made or delivered (a) on the date received, if delivered by personal hand delivery, (b) on the date received, if delivered by facsimile transmission, by electronic mail or by registered first-class mail prior to 5:00 p.m. prevailing local time on a Business Day, or if delivered after 5:00 p.m. prevailing local time on a Business Day or on a day other than a Business Day, on the first Business Day thereafter and (c) two (2) Business Days after being sent by air courier guaranteeing overnight delivery), addressed to the Stockholder at the following addresses (or at such other address for a Stockholder as shall be specified by like notice):

(i) if to Blackstone, to:

c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
Attention:	John G. Finley
E-mail:	[Email Address]
Facsimile:	(212) 583-5749

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, Massachusetts 02119
Attention:	R. Newcomb Stillwell
E-mail:	[Email Address]
Facsimile:	(617) 235 0213

and

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Attention:	Jason Freedman
E-mail:	[Email Address]
Facsimile:	(415) 315-4876

and

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(ii) if to H&F, to:

c/o Hellman & Friedman LLC
One Maritime Plaza
12th Floor
San Francisco, California 94111
Attention:	Allen R. Thorpe
Arrie R. Park
Facsimile:	(415) 788-0176

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, California 94304
Attention:	Chad A. Skinner
Facsimile:	(650) 251-5002

(iii) if to the MCK to:

McKesson Corporation
One Post Street, 32nd Floor
San Francisco, CA 94104
Attention:	Assistant General Counsel
Facsimile:	(415) 983-8457

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
1600 El Camino Real
Menlo Park, CA 94025
Attention:	Alan F. Denenberg
Facsimile:	(650) 752-2004

(iv) if to Echo or the Company to:

c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
Attention:	John G. Finley
E-mail:	[Email Address]
Facsimile:	(212) 583-5749

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, Massachusetts 02119
Attention:	R. Newcomb Stillwell
E-mail:	[Email Address]
Facsimile:	(617) 235 0213

and

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Attention:	Jason Freedman
E-mail:	[Email Address]
Facsimile:	(415) 315-4876

(v) if to any other Stockholder, to such Stockholder’s address appearing on the stock books of Echo or to such other address as may be designated by such Stockholder in writing to Echo.

Section 7.10 Governing Law. THIS AGREEMENT AND ANY RELATED DISPUTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 7.11 Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE FOR THE PURPOSE OF ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT, (II) HEREBY WAIVES, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, ANY CLAIM THAT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION BROUGHT IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED OR REMOVED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR SHOULD BE STAYED BY REASON OF THE PENDENCY OF SOME OTHER ACTION IN ANY OTHER COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT AND (III) HEREBY AGREES NOT TO COMMENCE ANY SUCH ACTION OTHER THAN BEFORE ONE OF THE ABOVE-NAMED COURTS. ANY ACTIONS OR PROCEEDINGS TO ENFORCE A JUDGMENT ISSUED BY ONE OF THE ABOVE-NAMED COURTS MAY BE ENFORCED IN ANY JURISDICTION.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 7.12 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY AND VOLUNTARILY WAIVES AND AGREES NOT TO ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTERS WITH RESPECT TO THIS AGREEMENT OR ANY ACTIONS OR PROCEEDINGS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER. A COPY OF THIS PARAGRAPH MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION AND THAT SUCH ACTION WILL INSTEAD BY TRIED BY A JUDGE SITTING WITHOUT A JURY.

Section 7.13 Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 7.14 Indemnification by Stockholders; Damages; Equity Adjustments.

(a) Each of the Stockholders will indemnify, exonerate and hold Echo, the Company and any of their Subsidiaries (and respective stockholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents and each of the partners, stockholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing), free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Indemnitees or any of them after the date of this Agreement, arising out of any action, cause of action, suit, arbitration or claim arising directly or indirectly out of, or in any way relating to, any, without duplication, (i) breach of any representation or warranty contained in Section 2.3 of this Agreement attributable to such Stockholder, or (ii) a breach of any covenant or agreement made or to be performed by or on behalf of such Stockholder pursuant to this Agreement or the Contribution Agreement.

(b) If any adjustment to the amount of Equity Interests directly or indirectly held by Echo in the Company is required by the terms of Article 8 of the Contribution Agreement in respect of a breach of a covenant by a Stockholder or breach of a representation or warranty concerning such Stockholder (a, “Breaching Stockholder”), Echo will take all Necessary Action to (i) to provide written notice to such Breaching Stockholder of any such adjustment, setting forth the total number of Equity Interests in Echo equal to its indirect Equity Interests in the Company

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

that are subject to such adjustment and (ii) cause a proportionate adjustment to such number of Equity Interests in Echo held by the Stockholders such that each Breaching Stockholder bears the full economic effect of Echo’s loss of its Equity Interests directly or indirectly held in the Company. In furtherance of the foregoing, not later than ten (10) Business Days after receipt of such notice, each of the Stockholders bearing any portion of such adjustment shall deliver to Echo the certificates representing such Stockholder’s Equity Interests (in the amount set forth in such notice) free and clear of any lien, with any stock (or equivalent) transfer tax stamps affixed, together with a limited power-of-attorney in customary form authorizing Echo or its representative to Transfer such Equity Interests. Echo and/or its Subsidiaries shall promptly enter into, and each Stockholder shall take all Necessary Action to promptly enter into, such definitive agreements required by Echo to effect any adjustment pursuant to this Section 7.14(b). Without limitation as to the other provisions set forth in Section 4.4, each Stockholder, whether in his, her or its capacity as a Stockholder, officer or director of Echo, or otherwise, shall take or cause to be taken all such Necessary Action in order expeditiously to consummate any adjustment pursuant to this Section 7.14(b), including (x) executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; (y) furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with Governmental Authorities; and (z) otherwise cooperating with Echo.

Section 7.15 Expenses. The fees and expenses incurred by the Sponsors and their respective Affiliates in connection with the preparation, negotiation or execution of this Agreement, the Contribution Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby (including reasonable fees and expenses of counsel to each of the Sponsors and their respective Affiliates) shall be paid by Echo in accordance with Section 9.08 of the Contribution Agreement. For the avoidance of doubt, all fees and expenses incurred by H&F and its Affiliates in connection with the preparation, negotiation or execution of the Transaction Documents or the consummation of the transactions contemplated thereby (including reasonable fees and expenses of counsel to H&F and its Affiliates) shall be considered Echo Holdco Transaction Expenses for purposes of the Contribution Agreement.

Section 7.16 The Company Parties. The Company Parties hereby agree that each of the Company Parties will be jointly and severally liable for any payment obligations of the Company contained in this Agreement.

{Remainder of page intentionally left blank}

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

ECHO:

HCIT HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: President and Treasurer

THE COMPANY:

CHANGE HEALTHCARE LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Co-Secretary

By:	/s/ John Saia
Name: John Saia Title: Co-President and Co-Secretary

THE COMPANY PARTIES:

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Co-Secretary

By:	/s/ John Saia
Name: John Saia Title: Co-President and Co-Secretary

CHANGE HEALTHCARE HOLDINGS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Co-Secretary

By:	/s/ John Saia
Name: John Saia Title: Co-President and Co-Secretary

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

CHANGE HEALTHCARE OPERATIONS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Secretary

CHANGE HEALTHCARE SOLUTIONS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Secretary

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: General Counsel and Secretary

CHANGE HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: General Counsel and Secretary

CHANGE HEALTHCARE, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: General Counsel and Secretary

CHANGE HEALTHCARE FINANCE, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Treasurer

By:	/s/ John Saia
Name: John Saia Title: Co-President and Secretary

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SPONSORS:

BLACKSTONE CAPITAL PARTNERS VI L.P.

By: Blackstone Management Associates VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By: BCP VI Side-By-Side GP L.L.C., its general partner

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI - ESC L.P.

By: BCP VI Side-By-Side GP L.L.C., its general partner

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

H&F:

H&F HARRINGTON AIV II, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

HFCP VI DOMESTIC AIV, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

MCK:

MCKESSON CORPORATION

By:	/s/ Bansi Nagji
Name: Bansi Nagji Title: Executive Vice President, Corporate Strategy and Business Development

MCKESSON TECHNOLOGIES LLC

By:	/s/ John Saia
Name: John Saia Title: Vice President and Secretary

PST SERVICES LLC

By:	/s/ John Saia
Name: John Saia Title: Vice President and Secretary

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

Name: Blackstone Eagle Principal Transaction Partners L.P.

By: Blackstone Management Associates VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By: /s/ Neil Simpkins
Name: Neil Simpkins
Title: Senior Managing Director

Dated: February 28, 2017

Address for notices:

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

Name: GSO COF Facility LLC

By:	GSO Capital Partners LP, its Collateral Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Person

Dated: March 1, 2017

Address for notices:

__[Address]_______________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Daniel Lieber
Name: Daniel Lieber

Dated: February 19, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Derek C. Woo
Name: Derek C. Woo

Dated: February 13, 2017

Address for notices:

__[Address]______________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Gregory Cohen
Name: Gregory Cohen

Dated: February 16, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Gregory Luff
Name: Gregory Luff

Dated: February 17, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Howard L. Lance
Name: Howard L. Lance

Dated: February 14, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ James Dalen
Name: James Dalen

Dated: February 11, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Jared Sokolsky
Name: Jared Sokolsky

Dated: February 15, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Kevin C. Barrett
Name: Kevin C. Barrett

Dated: February 15, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Kriten Joshi
Name: Kriten Joshi

Dated: February 14, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Lisa M. DiSalvo
Name: Lisa M. DiSalvo

Dated: February 10, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Neil de Crescenzo
Name: Neil de Crescenzo

Dated: February 20, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Philip M. Pead
Name: Philip M. Pead

Dated: February 10, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Sophia Kim
Name: Sophia Kim

Dated: February 10, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as a “Stockholder” and a “[Sponsor / Manager / Other Investor],” the Stockholders Agreement of HCIT Holdings, Inc., a Delaware corporation (“Echo”), entered into as of March 1, 2017, by and among: (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (“Blackstone”); (iii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (“H&F”); (iv) McKesson Corporation, a Delaware corporation (“MCK”); (v) Change Healthcare LLC, a Delaware limited liability company (the “Company”); and (vi) certain other holders of Echo’s outstanding securities, as the same may be in effect from time to time.

/s/ Randy Giles
Name: Randy Giles

Dated: March 3, 2017

Address for notices:

__[Address]___________________________

[Signature Page – Echo Stockholders Agreement]